[PHOTO OF ANTIQUE STORE OMITTED]

ANNUAL REPORT

MAY 31, 1998

ARMADA INTERNATIONAL EQUITY FUND
ARMADA SMALL CAP GROWTH FUND
ARMADA SMALL CAP VALUE FUND
ARMADA EQUITY GROWTH FUND
ARMADA TAX MANAGED EQUITY FUND
ARMADA CORE EQUITY FUND
ARMADA EQUITY INCOME FUND

ARMADA
FUNDS
EQUITY
SERIES

[LOGO OMITTED]
FINANCIAL POWER CLOSE AT HAND

ARMADA FUNDS
EQUITY SERIES
ANNUAL REPORT -- MAY 31, 1998

ARMADA
INTERNATIONAL
EQUITY FUND

ARMADA SMALL
CAP GROWTH FUND

ARMADA SMALL
CAP VALUE FUND

ARMADA EQUITY GROWTH FUND

ARMADA TAX
MANAGED EQUITY
FUND

ARMADA CORE
EQUITY FUND

ARMADA EQUITY INCOME FUND



TABLE OF CONTENTS
Chairman's Message .....................................................   1
Market Overviews .......................................................   3
FUND OVERVIEWS
   Armada International Equity Fund ....................................   5
   Armada Small Cap Growth Fund ........................................   8
   Armada Small Cap Value Fund .........................................  11
   Armada Equity Growth Fund ...........................................  14
   Armada Tax Managed Equity Fund ......................................  17
   Armada Core Equity Fund .............................................  19
   Armada Equity Income Fund ...........................................  22
STATEMENT OF NET ASSETS AND FINANCIAL HIGHLIGHTS
   Armada International Equity Fund ....................................  25
   Armada Small Cap Growth Fund ........................................  29
   Armada Small Cap Value Fund .........................................  32
   Armada Equity Growth Fund ...........................................  36
   Armada Tax Managed Equity Fund ......................................  40
   Armada Core Equity Fund .............................................  43
   Armada Equity Income Fund ...........................................  47
FINANCIAL STATEMENTS
   Statement of Operations .............................................  51
   Statement of Changes in Net Assets ..................................  53
NOTES TO FINANCIAL STATEMENTS ..........................................  55
REPORT OF INDEPENDENT AUDITORS .........................................  62
RESULTS OF PROXY VOTING ................................................  63

--------------------------------------------------------------------------------
[BULLET] SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
         GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, THEIR AFFILIATES OR ANY BANK.
[BULLET] SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S.
         GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE. O AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
[BULLET] PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE
         INVESTMENT RETURN WILL FLUCTUATE.
National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.
--------------------------------------------------------------------------------

CHAIRMAN'S MESSAGE

DEAR ARMADA FUNDS SHAREHOLDER:

   We are pleased to report that the year ended May 31, 1998, was a good one for both the economy and financial markets as well as for Armada Funds. With our economy's solid growth and low inflationary pressures, stocks posted dramatic increases and the fixed income markets gained ground as well. Despite volatility in the financial markets, enthusiasm for investing continued unabated. Many investors chose to invest in Armada Funds with the result that our assets rose by 37%, increasing from $5.4 billion at the start of the year, to $7.4 billion on May 31, 1998.
   On March 31, 1998, the merger of National City Corporation and First of America Bank Corporation was successfully completed. As a direct result of the merger our funds will be advised and managed by a larger team of investment professionals. The depth and breadth of expertise and experience this team brings to our funds will enhance our ability to meet our clients' objectives.

NEW PRODUCT OFFERINGS

   In the Spring we added two new funds--the Armada National Tax Exempt Fund and the Armada Tax Managed Equity Fund. These new funds, plus three additional equity funds added during the first half of the year, further enhance the range of investment opportunities within the Armada Family of Funds.
   We also have launched the Armada Plus 401(k) program--a comprehensive plan designed to provide employees of smaller companies with the complete range of benefits traditionally only enjoyed by the larger tax deferred 401(k) plan sponsors. The program is a turnkey package--offering employers a solid plan that combines Armada Funds with comprehensive, affordable plan administration and recordkeeping.

CHAIRMAN'S MESSAGE

   If you would like more information about our newest offerings, the Armada National Tax Exempt and Tax Managed Equity funds or the Armada Plus 401(k) program, or a prospectus for any of the Armada Funds, please call your account representative or 1-800-622-FUND (3863). You also can find us on the WorldWide Web at WWW.NATIONAL-city.com. Click Invest It! for Armada Funds information.
   Finally, we would like to thank you for your continued confidence in us.
We look forward to providing you with superior investment management and service to meet your investment needs now and in the future.

Sincerely,

/s/  signature omitted

Robert D. Neary
Chairman
Armada Funds

EQUITY MARKET OVERVIEW
REMARKS FROM THE ADVISERS


"LOOKING OUT LONGER TERM, WE ARE EXTREMELY OPTIMISTIC REGARDING THE MARKETS -- OUR ECONOMY HAS NEVER BEEN STRONGER, OUR CORPORATIONS HAVE NEVER BEEN LEANER, AND THE POTENTIAL HAS NEVER BEEN AS BRIGHT."


   Benign inflation, low interest rates, an economy growing steadily -- as Alan Greenspan recently noted, domestically economic conditions have never been more positive. In its eighth year of expansion, our economy is moving along briskly -- and there are few indications that a significant change in this environment is in the offing. But is this really the case? Very simply, the answer is yes, and no.

FLU SYMPTOMS
   While personal consumption and investment in the U.S. remain extremely strong, economies abroad are considerably weaker -- and as a result of the situation in Asian markets and the sheer strength of the dollar, may grow even weaker. Consequently, U.S. exports are slowing, and our trade deficit is exploding. In fact, the deficit is now estimated to have subtracted a full 2.6% from growth in the first quarter alone -- and will likely dampen growth additionally over the next several quarters as a wave of imports from distressed Asian manufacturers reach our shores.
   Of course, a slower rate of growth, as the Federal Reserve has preached for several years, is not necessarily a negative. In fact, minutes from the March meeting of the Federal Open Market Committee showed that the Fed changed its bias from a neutral stance to one of tightening. Given the economy's pace of growth and the tightness of the labor markets, the Fed believed that tightening likely would be needed at some point to head off imbalances that might undermine economic growth. But the markets then -- and now -- clearly did not agree, and to date, the prices of fixed income securities do not reflect the view that a tightening is around the corner.
   And, looking ahead we don't believe the Fed will tighten rates anytime soon either. With the continued decline in goods prices, the strength of the dollar and an extremely competitive pricing environment, growth should slow to a rate of 2.5-3.0% in the second half and inflation should remain subdued. What then is the reason for concern?

THE BIGGER PICTURE...
   In short, after eight years of uninterrupted expansion and increasing productivity, our economy and some of our corporations are now facing some new and very real pressures at home and abroad. In markets around the world, the strength of the dollar is making U.S. goods prohibitively expensive for potential consumers. At home, with imports from markets with devalued currencies entering the marketplace at record levels, corporations have very

EQUITY MARKET OVERVIEW
REMARKS FROM THE ADVISERS

little if any pricing power. This, coupled with increasing wage pressures from a tight domestic labor market, is beginning to squeeze profit margins -- and should soon impact the rate of growth in corporate profits.
   Previously in the expansion, increases in productivity have more or less offset much of these pressures. At this point, however, productivity is no longer increasing as rapidly. Consequently, after years of simply fantastic performance, we do expect to see corporate profit growth slow to lower, albeit very respectable by historic norms, levels. Thus, earnings estimates appear overly optimistic -- even while stocks are valued at peak multiples of inflated profit expectations.

 ...AND WHAT IT SHOWS.
   Consequently, now is the time to approach the markets cautiously. Looking out longer term, we are extremely optimistic regarding the markets -- our economy has never been stronger, our corporations have never been leaner, and the potential has never been as bright. Over the short-term, however, upside potential is somewhat limited, and downside risks are increasing.
   In short, many of the trends that have fueled our advance over the past several years seem to be running out of steam now. Consequently, rather than another year of double digit gains in stock prices, we would not be surprised -- when all has been said and done -- to see the market return to its historic norm of 9% or so.

ARMADA INTERNATIONAL EQUITY FUND
OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  INTERNATIONAL EQUITY TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
AUGUST 1, 1997 (INSTITUTIONAL SHARES)
AUGUST 1, 1997 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$135,942,111 (INSTITUTIONAL SHARES)
$    275,859 (RETAIL SHARES)
$      1,217 (CLASS B SHARES)


INVESTMENT OBJECTIVE:
SEEK CAPITAL GROWTH CONSISTENT WITH INVESTMENT RISK. THE FUND WILL NORMALLY INVEST AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF FOREIGN ISSUERS.

RECENT PERFORMANCE
   Designed for investors seeking to capitalize on the long-term growth potential of high quality growth companies in markets outside the U.S., the Fund was introduced on August 1, 1997. For more information or a prospectus, please call us at 1-800-622-FUND (3863).
   On an absolute basis, the period was an extraordinarily turbulent one for international investors in general. On a relative basis, however, we are very pleased to report that the Fund's first ten months in operation were strong ones. Over the period, the portfolio produced a total return of 8.76% and 8.28% (before sales charges) for its Institutional and Retail investors, respectively, beating both its benchmarks. Over the same ten months, the EAFE Index produced a total return of 3.63%: the Lipper International Equity Fund Index, 5.94%. We find the fund's initial results encouraging. Our view of what drives returns in the long term matched up well with the investment environment over this period. Significant risks identified at the country level drove the Fund's allocations away from markets whose vulnerability was ultimately exposed in the period.

FUND STRATEGIES
   The Fund's strong performance was due primarily to the fact that both Japanese and Southeast Asian stocks were de-emphasized from inception (both markets are well-represented in industry averages). As a result, the Fund was less impacted by events in Asian markets, and the continuing declines in the Japanese economy.
   Instead, the Fund was heavily-weighted in Continental European, Scandinavian, and U.K. securities. Throughout the period, low inflation, low interest rates and modest economic growth created a very favorable environment in these regions. Moreover, many of the companies here are only initiating the cycle of downsizing and restricting that swept the U.S. in the late eighties and early nineties. As a result, profit margins are beginning to show significant improvement. Consequently, holdings in these regions made a solid contribution to performance.

ARMADA INTERNATIONAL EQUITY FUND
OVERVIEW

COMMENTS FROM THE MANAGER

"IN PARTICULAR, WE CONTINUE TO BELIEVE EUROPE'S MARKETS ARE ATTRACTIVE DUE TO ECONOMIC GROWTH, CORPORATE RESTRUCTURING, AND A BENIGN INTEREST RATE OUTLOOK."

FUND STRUCTURE
   As the period drew to a close, the Fund's assets remained invested primarily in Continental Europe, the U.K. and Scandinavia. Due to the deteriorating situation in Southeast Asia and Japan, the Fund remains de-emphasized in these markets. After months of turmoil, these markets appear to be cheap -- and many investors are flocking back into the marketplace. We, however, feel there is very real reason for caution. Even as equity prices have contracted in these regions, the dollar value of companies' debt has ballooned. With debt factored in, few of these stocks are cheap. Ultimately, significant dilution of equity is expected as companies swap debt for new equity. Consequently, unless the environment and fundamentals change dramatically, we do not expect to increase the Fund's allocation to the Pacific Rim region significantly in the foreseeable future.

LOOKING AHEAD
   Going forward, the environment for equities worldwide is uncertain as repercussions of events in Asia are felt around the globe. However, we believe selected markets are priced to perform well. In particular, we continue to believe Europe's markets are attractive due to economic growth, corporate restructuring, and a benign interest rate outlook. Although share prices have risen, valuation is not problematic relative to world equity averages or bond yields. Consequently, we believe this region offers investors very real opportunity in the coming months and year.
   In particular, we are looking closely at the service sector of the European market. Such companies have little need to invest in or upgrade equipment -- and having restructured, many are now generating very strong cash flows. We are invested in a number of service sector stocks today, and we expect to continue seeking out attractive situations in this sector. These cash flows can be used to invest in growth, or to rationalize capital via share repurchase or debt retirement.

ARMADA INTERNATIONAL EQUITY
FUND OVERVIEW

COMMENTS FROM THE MANAGER

--------------------------------------------------------------------------------
                          TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------
                                                  Cumulative Inception
                                                        to Date2
--------------------------------------------------------------------------------
  Armada International Equity Fund
  Institutional Shares1                                   8.76%
--------------------------------------------------------------------------------
  Armada International Equity Fund
  Retail Shares       With Sales Charge4                  2.34%
                      Without Sales Charge                8.28%
--------------------------------------------------------------------------------
  Armada International Equity Fund
  Class B Shares      With Sales Charge5                 11.45%
                      Without Sales Charge               16.45%
--------------------------------------------------------------------------------
            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

                   [Line Graph Omitted] Plot points to follow.

          Armada International       Armada International   Armada International     Morgan Stanley
              Equity Fund            Equity Fund (Retail        Equity Fund             MSCI EAFE
        (Institutional Shares)1      Shares with charge)4     (Class B Shares)5,6          Index
Aug-1997         $10,000                   $ 9,450                $10,000               $10,000
May-1998          11,770                    11,073                 11,229                11,197

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA INTERNATIONAL EQUITY FUND'S DATE OF INCEPTION WAS AUGUST 1, 1997, FOR BOTH INSTITUTIONAL AND RETAIL SHARES AND JANUARY 6, 1998, FOR CLASS B SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.0%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

ARMADA SMALL CAP GROWTH FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  EQUITY GROWTH TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
AUGUST 1, 1997 (INSTITUTIONAL SHARES)
AUGUST 1, 1997 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$54,475,943 (INSTITUTIONAL SHARES)
$   330,681 (RETAIL SHARES)
$     1,069 (CLASS B SHARES)


INVESTMENT OBJECTIVE:
SEEK LONG-TERM CAPITAL APPRECIATION. THE FUND WILL NORMALLY INVEST AT LEAST 80% OF ITS TOTAL ASSETS IN SECURITIES OF COMPANIES WITH STOCK MARKET CAPITALIZATIONS OF UNDER $1.5 BILLION AT THE TIME OF PURCHASE.

RECENT PERFORMANCE
   Launched on August 1, 1997, the Fund seeks to provide investors with long-term capital appreciation by capitalizing on opportunities in smaller capitalization companies. For more information or a prospectus, please call us at 1-800-622-FUND (3863).
   We're very pleased to report that the Fund's returns since its inception outpaced the Russell 2000 Growth benchmark. Producing an annualized total return of 21.26% for the Institutional Class for the ten months ended May 31, 1998, the Fund also outperformed the broader Russell 2000 Index and the Russell 2500 for the same period. A mutual fund, however, is a long-term investment -- with such a short track record, it is far too early to make any definitive judgment regarding the Fund's performance. Nonetheless, we find its initial results are very encouraging.

FUND STRATEGIES
   The Fund's strong performance was due primarily to its focus on more established growth companies in the small cap universe -- and security selection was the key to our success. In the technology sector, for instance, the Fund held software and service stocks. As turmoil in the technology sector was concentrated in the computer and networking stocks during the period, the Fund did not suffer.
   Moreover, performance benefited as several of our holdings were acquired by larger companies at premium prices during the period. During any 12 month period it is not surprising to have a few holdings acquired since they are often leaders in attractive market niches that larger companies desire to enter, but to have so many takeovers in such a short period is very rare. It would therefore be unwise to project this performance enhancing trend into future quarters.

FUND STRUCTURE
   In recent months, we have added several new names to the Fund's portfolio -- all stocks that represent good growth potential at reasonable valuations. Among them are exposures in specialty retailers with strong franchises like West Marine, Petco Animal Supply, and Landry's Seafood, a restaurant chain. At the period's end, the Fund's portfolio held some 53 individual companies. In the months ahead, we do not anticipate adding additional names to the portfolio. Cash reserves will be used to build positions in holdings recently added.

ARMADA SMALL CAP GROWTH FUND OVERVIEW
COMMENTS FROM THE MANAGER

"THE FUND'S STRONG PERFORMANCE WAS DUE PRIMARILY TO ITS FOCUS ON MORE ESTABLISHED GROWTH COMPANIES IN THE SMALL CAP UNIVERSE -- AND SECURITY SELECTION WAS THE KEY TO OUR SUCCESS."

LOOKING AHEAD
   Very simply, the continued and persistent underperformance of smaller companies is confounding. Clearly, the uptick in acquisition activity, which benefited the portfolio in the year just ended, is a strong sign that larger companies see the depressed valuations of smaller companies, but, as yet, this realization has not spread to investors more generally. We believe it will, but timing is problematic. With smaller companies showing better earnings growth than larger companies, the valuations at a discount to their larger cap counterparts and with acquisition activity heating up, one should expect to see a change in sentiment toward smaller companies as the year progresses. While this is our expectation, our continued focus will be on individual sector and security selection. As in the past, our success there will determine long-term returns whatever the background market trends.

ARMADA SMALL CAP GROWTH FUND OVERVIEW
COMMENTS FROM THE MANAGER

--------------------------------------------------------------------------------
                          TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------
                          Cumulative Inception to Date2
--------------------------------------------------------------------------------
  Armada Small Cap Growth Fund
  Institutional Shares1                               17.35%
--------------------------------------------------------------------------------
  Armada Small Cap Growth Fund
  Retail Shares  With Sales Charge4                   10.76%
                 Without Sales Charge                 17.18%
--------------------------------------------------------------------------------
  Armada Small Cap Growth Fund
  Class B Shares With Sales Charge5                    4.59%
                 Without Sales Charge                  9.59%
--------------------------------------------------------------------------------
            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

                   [Line Graph Omitted] Plot points to follow.

             Armada Small          Armada Small       Armada Small       Frank
              Cap Growth)        Cap Growth Fund   Cap Growth Growth    Russell
         Fund (Institutional      (Retail Shares      Fund (Class        2000
                Shares)1        with sales charge)4    B shares)5,6      Index
7/31/97                                                                $10,000
8/1/97         $10,000               $9,450             $10,000         10,000
May-1998        11,735               11,073              11,197         11,108

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NAM. CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA SMALL CAP GROWTH FUND'S DATE OF INCEPTION WAS AUGUST 1, 1997, FOR BOTH INSTITUTIONAL AND RETAIL SHARES AND JANUARY 6, 1998, FOR CLASS B SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.0%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

ARMADA SMALL CAP VALUE FUND OVERVIEW

COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  LAWRENCE E. BAUMGARTNER,
  PRESIDENT
  BROAD STREET
  ASSET MANAGEMENT


FUND'S DATE OF INCEPTION:
JULY 26,1994 (INSTITUTIONAL SHARES)
AUGUST 15, 1994 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$284,294,560 (INSTITUTIONAL SHARES)
$ 10,634,266 (RETAIL SHARES)
$     61,388 (CLASS B SHARES)

INVESTMENT OBJECTIVE:
SEEK CAPITAL APPRECIATION BY INVESTING IN A DIVERSIFIED
PORTFOLIO OF PUBLICLY TRADED EQUITY SECURITIES.

RECENT PERFORMANCE
   Relatively speaking, the year ended May 31, 1998 was another disappointing one as small cap stocks, in both the growth and value sectors, continued to trail the large cap stocks. On an absolute basis, however, small cap stocks did produce strong returns -- as measured by the Russell 2000, the sector gained 21.20% over the course of the period. The Fund fell slightly short of the benchmark and produced a total return of 19.82% (Institutional Class) over the same period, while showing a compounded return of 22.01% over the past three years.
   This, however, was not surprising, given the Fund's focus on value stocks. After being battered the first calendar quarter of 1997, the small cap growth sector offered investors opportunities that were simply too attractive to ignore as the year progressed -- and value stocks slowed down in comparison. Moreover, throughout the year, the Fund was heavily weighted in financial stocks -- and after advancing impressively and making a substantial contributions to performance in the first half, our positions here simply took a breather and slowed in the second.

FUND STRATEGIES
   While the small cap marketplace was very volatile during the year, the Fund did not experience the rather dramatic ups and downs that many others did due primarily to its focus on more established and seasoned value stocks. After keeping pace with the sharply advancing market in the first half of the fiscal year, the Fund fell back slightly as many of its holdings simply plateaued. Moreover, true to form, the Fund held its value during the October correction and rolled along steadily in the ensuing months. Much of this was due to strong security selection. Throughout the year, emphasis was placed on seeking out stocks with low price/earnings, price/book and price/cash flow ratios -- critical factors, we believe, to long-term performance.

ARMADA SMALL CAP VALUE FUND OVERVIEW
COMMENTS FROM THE MANAGER

"WHILE THE SMALL CAP MARKETPLACE WAS VERY VOLATILE DURING THE YEAR, THE FUND DID NOT EXPERIENCE THE RATHER DRAMATIC UPS AND DOWNS THAT MANY OTHERS DID..."

FUND STRUCTURE
   Currently, the Fund is heavily weighted in financial stocks, (primarily insurance companies), and basic product sector (steel processors and manufacturing companies). We have also recently begun to increase exposures in the energy sector. As oil and natural gas prices have fallen, stock prices have also declined -- and many of these stocks are now at extremely attractive levels.

LOOKING AHEAD
   After lagging the large cap sector for over four years, small cap stocks offer investors very real opportunity -- yet, predicting when market sentiment will shift is problematic, particularly in the case of small cap value stocks. Value stocks tend to act in a more cyclical manner than growth stocks. Earnings, in the past, have slowed with a slowing economy. Already, earnings disappointments are beginning to crop up across a broad spectrum of economically sensitive sectors.
   Consequently, as our economy slows further in the coming months and the environment grows more competitive due to an increase in Asian imports, value stocks may come under some pressure. Nonetheless, looking past this valley, we believe, the long-term prospects for the Fund's holdings -- all good companies acquired at very good prices -- are very bright.

ARMADA SMALL CAP VALUE FUND OVERVIEW
COMMENTS FROM THE MANAGER

---------------------------------------------------------------------------------
                          TOTAL RETURNS as of 05/31/98
---------------------------------------------------------------------------------
                                       One   Annualized  Annualized  Cumulative
                                      Year     3-Year   Inception to Inception to
                                     Return    Return       Date2       Date2
---------------------------------------------------------------------------------
  Armada Small Cap Value Fund
  Institutional Shares1               19.82%    22.01%      21.00%      108.21%
---------------------------------------------------------------------------------
  Armada Small Cap Value Fund
  Retail Shares With Sales Charge4    12.93%    19.38%      18.41%       89.79%
                Without Sales Charge  19.51%    21.67%      20.18%      100.80%
---------------------------------------------------------------------------------
  Armada Small Cap Value Fund
  Class B Shares With Sales Charge5   14.12%    20.63%      (9.96)%      (4.08)%
                 Without Sales Charge 19.12%    21.54%       2.32%        0.92%
---------------------------------------------------------------------------------

            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

                   [Line Graph Omitted] Plot points to follow.

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS NAM. CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA SMALL CAP VALUE FUND'S DATE OF INCEPTION WAS JULY 26, 1994, FOR INSTITUTIONAL SHARES, AUGUST 15, 1994, FOR RETAIL SHARES AND JANUARY 6, 1998, FOR CLASS B SHARES. THE ONE YEAR AND ANNUALIZED 3-YEAR RETURNS OF THE CLASS B SHARES INCLUDES INFORMATION FROM COMMENCEMENT OF OPERATIONS OF THE RETAIL SHARES, RATHER THAN THE DATE CLASS B SHARES WERE INTRODUCED.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.0%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

ARMADA EQUITY GROWTH FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  EQUITY GROWTH TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989 (INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$352,413,681 (INSTITUTIONAL SHARES)
$ 12,379,654 (RETAIL SHARES)
$     23,840 (CLASS B SHARES)

INVESTMENT OBJECTIVE:
SEEK A HIGH LEVEL OF TOTAL RETURN ARISING PRIMARILY OUT OF CAPITAL APPRECIATION. THE FUND INVESTS IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS.

RECENT PERFORMANCE
   As the Asian market unraveled over the course of the year ended May 31, 1998, investors grew more and more concerned with liquidity. As a result, large capitalization stocks led the market to ever-higher highs throughout the period. While the Fund was not focused exclusively on these stocks, it held a number of them, and benefited from their climb. For the year ended May 31, 1998, the Fund (Institutional Class) posted a total return of 28.65% beating other funds of this type as measured by the Lipper Equity Growth Index which posted a return of 27.55%.

FUND STRATEGIES
   The Fund's strong performance was due primarily to smart sector and security selection. In the latter half of 1997, the Fund was heavily weighted in the energy sector, and our holdings there made strong gains. The Fund was also overweighted in consumer cyclicals and airlines throughout much of the period and they, too, turned in solid performances. While the technology sector had some bumpy moments, the portfolio's exposures in the sector also gained ground. Of course, all stocks did not participate in the market's climb. After making a substantial contribution in the first half of the period, the oil and oil services sectors weakened dramatically. Given the strong performance of holdings in other industries, however, the underperformance of these exposures did not hamper the Fund's performance significantly.

FUND STRUCTURE
   Clearly, at some point, U.S. companies will feel the impact of the cheapening of currencies around the world. In addition, the strength of the dollar is dampening enthusiasm for U.S. exports considerably. Domestically, wage pressures are increasing and the pricing power of even the largest corporations is weak -- and this is particularly true where larger capitalization growth companies are concerned. With this in mind, we have shifted our equity positions accordingly. At the same time, however, the Fund remains overweighted in consumer cyclicals. With the economy moving along briskly and consumers still very confident, these companies should do very well in the months ahead. The portfolio also holds sizable positions in technology -- while the short term ride for these stocks may be rocky at times, we feel the long-term prospects are still simply outstanding.

ARMADA EQUITY GROWTH FUND OVERVIEW
COMMENTS FROM THE MANAGER

LOOKING AHEAD
   While we are optimistic about the prospects for the stock market in the months ahead, we do expect they will be interesting ones for investors. Valuations of large cap growth stocks are at levels that can only be described as lofty -- and at some point, sentiment will shift. And, at that point, a correction would not be surprising. At the very least, we could see a very choppy market. As a result, we expect to approach the market cautiously and maintain our highly disciplined, earnings growth approach to investing in large-cap securities.

ARMADA EQUITY GROWTH FUND OVERVIEW
COMMENTS FROM THE MANAGER

--------------------------------------------------------------------------------------------
                          TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------------------
                                       One  Annualized Annualized   Annualized   Cumulative
                                      Year    3-Year     5-Year    Inception to Inception to
                                     Return   Return     Return        Date2       Date2
--------------------------------------------------------------------------------------------
  Armada Equity Growth Fund
  Institutional Shares1               28.65%   27.60%    18.44%       15.93%      248.28%
--------------------------------------------------------------------------------------------
  Armada Equity Growth Fund
  Retail Shares  With Sales Charge4   21.24%   24.91%    16.82%       14.26%      158.64%
                 Without Sales Charge 28.32%   27.28%    18.14%       15.17%      173.66%
--------------------------------------------------------------------------------------------
  Armada Equity Growth Fund
  Class B Shares With Sales Charge5   22.90%   26.31%    17.85%       11.62%        4.47%
                 Without Sales Charge 27.90%   27.14%    18.06%       25.56%        9.47%
--------------------------------------------------------------------------------------------

            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

                   [Line Graph Omitted] Plot points to follow.
            Armada Equity       Armada Equity   Armada Equity         S&P 500/
            Growth Fund          Growth Fund     Growth Fund   S&P     BARRA
           (Institutional      (Retail Shares     (Class B     500     Growth
             Shares)1       with sales charge)4  shares)5,6   Index    Index
Dec-1989     $10,000                $9,450         $10,000   $10,000   $10,000
May-1990      10,460                 9,884          10,458    10,380    10,599
May-1991      12,349                11,669          12,351    11,600    12,088
May-1992      13,445                12,657          13,399    12,746    13,388
May-1993      14,409                13,540          14,337    14,224    14,318
May-1994      14,614                13,693          14,497    14,825    14,467
May-1995      16,167                15,112          15,998    17,812    17,826
May-1996      20,148                18,790          19,892    22,875    23,265
May-1997      26,105                24,284          25,708    29,600    31,012
May-1998      33,584                31,161          32,881    38,678    41,026

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NAM. CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA EQUITY GROWTH FUND'S DATE OF INCEPTION WAS DECEMBER 20, 1989, FOR INSTITUTIONAL SHARES, APRIL 15, 1991, FOR RETAIL SHARES AND JANUARY 6, 1998, FOR CLASS B SHARES. THE ONE YEAR, ANNUALIZED 3-YEAR AND ANNUALIZED 5-YEAR RETURNS OF THE CLASS B SHARES INCLUDE INFORMATION FROM COMMENCEMENT OF OPERATIONS OF THE INSTITUTIONAL SHARES, RATHER THAN THE DATE CLASS B SHARES WERE INTRODUCED.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.0%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

ARMADA TAX MANAGED EQUITY FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  EQUITY GROWTH TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
APRIL 9, 1998 (INSTITUTIONAL SHARES)
MAY 11, 1998 (RETAIL SHARES)
MAY 4, 1998 (CLASS B SHARES)


ASSETS:
$158,866,859 (INSTITUTIONAL SHARES)
$     10,375 (RETAIL SHARES)
$     85,405 (CLASS B SHARES)


INVESTMENT OBJECTIVE:
SEEK A HIGH LEVEL OF RETURN ARISING OUT OF CAPITAL APPRECIATION WHILE MINIMIZING THE IMPACT OF TAXES ON SHAREHOLDERS' RETURNS.

FUND OBJECTIVE AND STRUCTURE
   Opened to retail investors on April 9, 1998, the Fund seeks a high level of return from capital appreciation while minimizing the impact of taxes on that return. To this end, the fund invests at least 80% of its total assets in common stocks and other equity securities. In an effort to minimize state and federal taxes, the turnover of the portfolio's holdings is held below 25% under normal market conditions. Moreover, while the Fund does distribute capital gains from time to time, every effort is made to minimize the tax consequences of these events.

RECENT PERFORMANCE
   Prior to its allowing retail investment, the Fund was in operation and known as the National City Equity Fund for Personal Trust #2. Over the course of the year ended May 31, 1998, it produced a total return of 33.92%, outpacing the S&P 500 which gained 30.68% over the same period. Since its inception on April 9, 1998, it has produced an average annualized total return of 17.30%.

FUND STRATEGY
   In keeping with the Fund's objective, over the course of the period, assets were invested in strong companies and those with low dividend yields with the expectation of holding them for several years. Turnover in the portfolio was maintained at a low level. (Also, whenever shares were sold, those with the highest cost basis were selected).
   Concentrated in larger capitalization issues, the Fund benefited as these securities led the market throughout the year. Holdings in Pfizer, General Electric, Bristol-Myers Squibb and many others made substantial contributions to performance throughout the year ended May 31, 1998, and in recent weeks.

LOOKING AHEAD
   The months ahead could be very interesting ones for the stock market. Currently, valuations of larger cap issues are very high -- and at some point, we could see a correction. Nonetheless, given the Fund's long-term orientation and objectives, we are optimistic about its prospects. Looking past the next several months, the outlook for the portfolio's holdings is very bright. Moreover, we have recently added positions in Microsoft and Lucent Technology -- two companies with very strong long-term potential.

ARMADA TAX MANAGED EQUITY OVERVIEW
COMMENTS FROM THE MANAGER

-------------------------------------------------------------------------------------------------------
                          TOTAL RETURNS as of 05/31/98
-------------------------------------------------------------------------------------------------------
                                     One  Annualized Annualized Annualized   Annualized    Cumulative
                                    Year    3-Year     5-Year   10-Year     Inception to  Inception to
                                   Return   Return     Return    Return         Date2        Date2
-------------------------------------------------------------------------------------------------------
  Armada Tax Managed Equity Fund
  Institutional Shares1             33.92%   29.44%    19.74%    17.13%        17.30%       821.42%
-------------------------------------------------------------------------------------------------------
  Armada Tax Managed Equity Fund
  Retail Shares With Sales Charge4  26.50%   27.03%    18.39%    16.48%        16.83%       771.16%
             Without Sales Charge   33.92%   29.44%    19.74%    17.13%        17.30%       821.42%
-------------------------------------------------------------------------------------------------------
  Armada Tax Managed Equity Fund
  Class B Shares With Sales Charge5 28.92%   28.64%    19.55%    17.13%        17.30%       821.42%
             Without Sales Charge   33.92%   29.44%    19.74%    17.13%        17.30%       821.42%
-------------------------------------------------------------------------------------------------------

            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

                   [Line Graph Omitted] Plot points to follow.
         Armada Tax          Armada Tax     Armada Tax Managed     S&P
       Managed Equity      Managed Equity     Managed Equity       500
       (Institutional      (Retail Shares        (Class B       Composite
          Shares)1       with sales charge)4      Shares)5,6      Index
May-1988 $10,000                $9,450            $10,000        $10,000
May-1989  12,590                11,898             12,590         12,616
May-1990  14,529                13,730             14,529         14,776
May-1991  16,697                15,778             16,697         16,514
May-1992  18,204                17,203             18,204         18,145
May-1993  19,743                18,657             19,743         20,248
May-1994  20,005                18,905             20,005         21,105
May-1995  22,408                21,175             22,408         25,357
May-1996  28,205                26,653             28,205         32,564
May-1997  36,291                34,295             36,291         42,137
May-1998  48,601                45,928             48,601         55,061

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NAM. CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA TAX MANAGED EQUITY FUND'S DATE OF INCEPTION WAS APRIL 9, 1998, FOR INSTITUTIONAL SHARES, MAY,11 1998 FOR RETAIL SHARES AND MAY 4, 1998, FOR CLASS B SHARES. THE PERFORMANCE OF INSTITUTIONAL, RETAIL AND CLASS B SHARES INCLUDES PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND WHICH COMMENCED OPERATIONS ON JULY 31, 1984.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.0%.

ARMADA CORE EQUITY FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  INVESTMENT MANAGEMENT
  GROUP, NATIONAL ASSET
  MANAGEMENT CORPORATION

FUND'S DATE OF INCEPTION:
AUGUST 1, 1997 (INSTITUTIONAL SHARES)
AUGUST 1, 1997 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$110,503,886 (INSTITUTIONAL SHARES)
$    407,574 (RETAIL SHARES)
$      2,310 (CLASS B SHARES)


INVESTMENT OBJECTIVE:
SEEK A TOTAL RATE OF RETURN, BEFORE FUND EXPENSES, GREATER THAN THAT OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500"). THE FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF DOMESTIC COMMON STOCKS OF ISSUERS WITH LARGE CAPITALIZATIONS.

RECENT PERFORMANCE
   Intended for investors seeking long-term growth potential, the Fund was launched on August 1, 1997. The Fund invests primarily in the stocks of U.S. based, high quality, larger capitalization companies. For more information or a prospectus, please call us at 1-800-622-FUND (3863).
   We're pleased to report that the Fund got off to a very strong start. Over the course of its first ten months in operation, the Fund (Institutional Class) produced an annualized total return of 18.13% versus a return of 13.11% for its benchmark, the S&P 500, over the same period. A mutual fund, however, is a long-term investment -- and with such a short track record, it is far too early to make any definitive judgement regarding the Fund's performance. Nonetheless, we find its initial results are very encouraging.

FUND STRUCTURE
   Investors' key concern during the ten months ended May 31, 1998, was liquidity -- and as a result, large capitalization stocks led the market to ever-higher highs throughout the period. Concentrated on stocks in this sector, the Fund performed strongly. Holdings in the pharmaceutical, financial and consumer staples sectors did particularly well and made solid contributions to performance. The Fund, however, was overweighted in technology stocks which stumbled over the course of the period due to concerns over the impact of events in Asia. As a result, the Fund's performance over the short-term was hampered slightly.

FUND STRATEGY
   Taking a long-term approach to the marketplace, the Fund focused on high quality, large capitalization growth stocks. As of May 31, 1998, the Fund remained overweighted in technology which we believe offers investors strong long-term growth potential. At the same time, over the past several months, the Fund has increased its exposure to companies whose earnings have historically correlated to strength in the economy, e.g. cyclical stocks. We have also added positions in companies that tend to grow earnings in any environment, such as Proctor & Gamble, Home Depot, Merck and Bristol Myers.

ARMADA CORE EQUITY FUND OVERVIEW
COMMENTS FROM THE MANAGER

LOOKING AHEAD
   While the months ahead could be choppy ones in the marketplace due to the extremely high valuations of "Nifty Fifty" stocks, we believe the Fund is well-positioned to weather any short-term storms with its overweighting in consumer cyclicals and stable companies. Having been beaten down by investors' concerns over the situation in Asia, consumer cyclicals are now at very attractive -- more reasonable -- valuations. Stable growth companies, historically, have produced relatively stable returns whatever the environment. The Fund remains overweighted in technology stocks, which may be somewhat volatile in the months ahead. Nonetheless, we continue to feel that these stocks offer investors exceptional growth potential over the long-term.

ARMADA CORE EQUITY FUND OVERVIEW
COMMENTS FROM THE MANAGER

--------------------------------------------------------------------------------
                          TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------
                                               Cumulative Inception to Date2
--------------------------------------------------------------------------------
  Armada Core Equity Fund
  Institutional Shares1                                    14.03%
--------------------------------------------------------------------------------
  Armada Core Equity Fund
  Retail Shares With Sales Charge4                          7.61%
                Without Sales Charge                       13.85%
--------------------------------------------------------------------------------
  Armada Core Equity Fund
  Class B Shares With Sales Charge5                         5.54%
                 Without Sales Charge                      10.54%
--------------------------------------------------------------------------------
            Past performance is not predictive of future performance.
                        GROWTH OF A $10,000 INVESTMENT 3

                   [Line Graph Omitted] Plot points to follow.

               Armada Core               Armanda Core          Armada Core      S&P 500
              Equity Fund            Equity Fund (Retail       Equity Fund     Composite
         (Institutional Shares)1  Shares with sales charge)4 (Class B shares)5,6  Index
7/31/97                                                                        $10,000
8/1/97          $10,000                    $9,450                 $10,000       10,005
May-1998         11,404                    10,758                  10,864       11,585

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NAM. CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA CORE EQUITY FUND'S DATE OF INCEPTION WAS AUGUST 1, 1997, FOR BOTH INSTITUTIONAL AND RETAIL SHARES AND JANUARY 6, 1998 FOR CLASS B SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 5.0%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

ARMADA EQUITY INCOME FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  EQUITY VALUE TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
JULY 1, 1994 (INSTITUTIONAL SHARES)
AUGUST 22,1994 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$193,923,637 (INSTITUTIONAL SHARES)
$  2,150,578 (RETAIL SHARES)
$      2,602 (CLASS B SHARES)


INVESTMENT OBJECTIVE:
SEEK A COMPETITIVE TOTAL RATE OF RETURN THROUGH INVESTMENTS IN EQUITY AND EQUITY EQUIVALENT SECURITIES WHICH, IN THE AGGREGATE, PROVIDE A PREMIUM CURRENT YIELD.

RECENT PERFORMANCE
   While larger capitalization stocks led the market higher throughout the year ended May 31, 1998, market sentiment favored large cap growth companies, rather than low risk, low multiple, income producing stocks. Heavily weighted in such companies, the Fund fell just short of its benchmark, the S&P/BARRA Value Index which gained 27.87% over the period. Over the course of the year, the Fund produced a total return of 25.69% for its Institutional shareholders and a 25.41% return (before sales charges) for Retail shareholders -- outperforming other funds of its kind as measured by the Lipper Equity Income Fund Average which gained 24.65% over the same period.
   Much of the Fund's strong performance was due to the strength of its holdings in the consumer cyclical sector. Exposures in retail and autos did particularly well. Over the course of the year, Ford Motor Company gained some 115% (including the value of Associates First Capital, a spin-off completed during the period). Chrysler rose approximately 66% aided by the news of its merger with Daimler-Benz, and Maytag gained some 92% over the twelve months. Moreover, while the portfolio was underweighted in the two sectors investors favored most -- consumer staples and technology -- what positions it did have in these sectors, did well. For instance, over the course of the year, Xerox rose 54%.

FUND STRUCTURE
   In line with its emphasis on stocks with higher yields, lower risk and lower price/book ratios than the benchmark, the Fund is currently overweighted in basic materials, capital goods, interest-sensitive, utilities and consumer cyclical stocks. In recent months, the Fund has increased and added positions in higher yielding, "medium-large" capitalization issues -- i.e., companies smaller than the very largest or "mega cap" companies. Many of these companies were simply overlooked during the past year as investors moved en masse to large cap growth companies. As a result, many of these "smaller" issues are now valued very attractively.

ARMADA EQUITY INCOME FUND OVERVIEW
COMMENTS FROM THE MANAGER


"OUR FOCUS ON OVERLOOKED, INCOME-PRODUCING STOCKS SHOULD CUSHION THE BLOW OF ANY SELL-OFF."

FUND STRATEGIES
   Designed to protect assets in down drafts and provide growth potential in rising markets, the Fund is well-positioned for either turn of events. Our focus on overlooked, income-producing stocks should cushion the blow of any sell-off. Should the market's sentiment turn to stocks beyond the golden circle of the Nifty Fifty, the Fund is widely diversified with holdings across the market in solid dividend payers.

LOOKING AHEAD
   We expect the months ahead to be interesting ones for stock investors.
With valuations so high, particularly among large cap growth stocks, a correction would not be all that surprising. With this in mind, we expect to maintain the fund's defensive, income-oriented discipline going forward. In the event of a correction, or choppy, volatile market environment, we believe the Fund, with its higher yield, lower risk investments, is well-positioned to outperform higher risk profile portfolios.

ARMADA EQUITY INCOME FUND OVERVIEW
COMMENTS FROM THE MANAGER
--------------------------------------------------------------------------------

                          TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------
                                     One    Annualized  Annualized  Cumulative
                                     Year     3-Year   Inception to Inception to
                                    Return    Return4      Date2       Date2
--------------------------------------------------------------------------------
 Armada Equity Income Fund
 Institutional Shares1               25.69%    23.32%      21.17%      112.07%
--------------------------------------------------------------------------------
 Armada Equity Income Fund
 Retail Shares  With Sales Charge4   18.55%    20.71%      19.13%       93.55%
                Without Sales Charge 25.41%    23.01%      20.94%      104.87%
--------------------------------------------------------------------------------
 Armada Equity Income Fund
 Class B Shares With Sales Charge5   20.58%    22.17%      11.43%        4.39%
                Without Sales Charge 25.58%    23.06%      25.35%        9.39%
--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

                   [Line Graph Omitted] Plot points to follow.
              Armada Equity             Armada Equity         Armada Equity      S&P        S&P 500/
              Income Fund            Income Fund (Retail    Income Fund (Class   500         BARRA
         (Institutional Class)1   Shares with sales charge)4  B Shares)5,6      Index     Value Index
Jun-1994        $10,000                   $9,450                 $10,000      $10,000         $10,000
May-1995         11,309                   10,452                  11,059       12,316          12,041
May-1996         13,540                   12,475                  13,200       15,816          15,213
May-1997         16,872                   15,511                  16,411       20,466          19,087
May-1998         21,206                   19,452                  20,309       26,744          24,607


1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NAM. CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA EQUITY INCOME FUND'S DATE OF INCEPTION WAS JULY 1, 1994, FOR INSTITUTIONAL SHARES, AUGUST 22, 1994, FOR RETAIL SHARES AND JANUARY 6, 1998, FOR CLASS B SHARES. THE ONE YEAR AND ANNUALIZED 3-YEAR RETURNS OF THE CLASS B SHARES INCLUDES INFORMATION FROM COMMENCEMENT OF OPERATIONS OF THE RETAIL SHARES, RATHER THAN THE DATE CLASS B SHARES WERE INTRODUCED.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998, OF 5.0%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

STATEMENT OF NET ASSETS
ARMADA INTERNATIONAL EQUITY FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- 95.0%
ARGENTINA -- 0.9%
  YPF ADR ...................    38,000      $ 1,180
                                             -------
AUSTRALIA -- 2.7%
  National Australia Bank
   ADR ......................    27,700        1,910
  News Limited ADR ..........    43,200        1,064
  Santos ....................   198,200          651
                                             -------
                                               3,625
                                             -------
AUSTRIA -- 2.6%
  Mayr-Melnhof Karton AG ....    26,500        1,940
  Bank Austria ..............    17,500        1,577
                                             -------
                                               3,517
                                             -------
BELGIUM -- 1.1%
  Fortis ....................     5,200        1,485
                                             -------
BERMUDA -- 0.9%
  Exel Limited ADR ..........    17,000        1,279
                                             -------
BRAZIL -- 0.8%
  Telebras ADR ..............    10,700        1,142
                                             -------
DENMARK -- 1.0%
  Unidanmark, Class A .......    17,500        1,413
                                             -------
FINLAND -- 2.8%
  Cultor Oy 1 ...............     8,400          143
  Cultor Oy 2 ...............    58,350        1,006
  Nokia ADR .................    40,200        2,611
                                             -------
                                               3,760
                                             -------
FRANCE -- 8.4%
  Alcatel Alsthom ADR .......    42,300        1,830
  Cie Generale
   de Geophysique ...........     4,000          671
  L'Oreal ...................     1,250          621
  Lvmh Moet Hennesey ADR ....    18,700          792
  Lyonnaise Des Eaux ........     9,600        1,638
  Pinault Printemps .........     1,550        1,276
  Rhone Poulenc Limited
   ADR ......................    27,300        1,502
  Societe Generale ..........     5,550        1,099
  Total Petroleum of
   North America ADR ........    22,900        1,427
  Valeo .....................     6,450          608
                                             -------
                                              11,464
                                             -------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- CONTINUED
GERMANY -- 7.2%
  Allianz ...................     4,000     $  1,264
  BASF ......................    17,800          825
  Buderus ...................     2,000          986
  Deutsche Bank .............    19,900        1,713
  Mannesmann ................     2,050        2,005
  Siemens ...................    12,250          791
  Veba ......................    20,350        1,337
  Volkswagen ................     1,100          892
                                             -------
                                               9,813
                                             -------
HONG KONG -- 2.5%
  Cheung Kong ...............   229,000        1,238
  Citic Pacific .............   299,000          727
  Hong Kong & China Gas .....   481,800          631
  Hong Kong China &
   Gas Warrants .............    21,900           --
  Hutchison Whampoa .........   152,000          795
                                             -------
                                               3,391
                                             -------
IRELAND -- 1.4%
  Bank of Ireland ...........    65,000        1,221
  CBT Group PLC ADR .........    14,300          711
                                             -------
                                               1,932
                                             -------
ITALY -- 2.9%
  Istituto Mobiliare ........   115,800        1,982
  Telecom Italia Spa ADR ....    26,200        1,965
                                             -------
                                               3,947
                                             -------
JAPAN -- 13.9%
  Advantest .................    17,400        1,075
  Bank of Tokyo Mitsubishi
   ADR ......................    79,900          839
  Bridgestone ...............    88,000        2,007
  Canon .....................    41,000          977
  Daiwa House ...............   144,000        1,122
  Fuji Photo ................    30,000        1,016
  Honda Motor ...............     4,000          136
  Honda Motor ADR ...........    16,000        1,064
  Ito Yokado ................    17,000          847
  Kyocera ...................    19,000          927


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA INTERNATIONAL EQUITY FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- CONTINUED
JAPAN -- CONTINUED
  NEC ........................   51,000      $   519
  Nintendo ...................    9,500          888
  NTT ........................      126        1,037
  NTT Data ...................       23          923
  Promise ....................   11,000          463
  SMC ........................   11,000          889
  Sony .......................   14,900        1,258
  Takeda Chemical ............   43,000        1,111
  Tokio Marine & Fire
   Insurance .................   89,000          843
  Toppan Forms ...............   40,000          515
  Yahoo Japan ................       15          498
                                             -------
                                              18,954
                                             -------
NETHERLANDS -- 9.4%
  Aegon ADR ..................   30,400        2,411
  AKZO ADR ...................    6,300          659
  Asm Lithography ............   24,800        1,016
  Core Laboratories NV .......   25,000          661
  ING Groep ..................   17,900        1,229
  Knonklijke PTT Nederland ...   14,700          822
  Koninklijke Ahold ADR ......   28,200          895
  Nutreco Holding ............   17,000          600
  Philips Electronics ADR ....   14,700        1,398
  Royal Dutch Petroleum ......   23,200        1,301
  Unilever ADR ...............   22,200        1,752
                                             -------
                                              12,744
                                             -------
NORWAY -- 1.0%
  Norsk Hydro ................   16,800          763
  Petroleum GEO Services ADR .   10,000          655
                                             -------
                                               1,418
                                             -------
SPAIN -- 4.3%
  Banco Bilbao Vizcaya ADR ...   43,900        2,228
  Endesa ADR .................   51,300        1,231
  Telefonica De Espania
   ADR .......................   11,100        1,493
  Telepizza ..................   84,260          848
                                             -------
                                               5,800
                                             -------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----
COMMON STOCK -- CONTINUED
SWEDEN -- 3.2%
  Ericsson Telephone ADR .....   53,600      $ 1,494
  Fastighets AB Balder Units .   18,200           18
  Pharmacia Upjohn ...........   31,400        1,388
  Svenska Cellulosa, Class A .   26,000          708
  Svenska Handlesbanken,
   Class A ...................   18,200          766
                                             -------
                                               4,374
                                             -------
SWITZERLAND -- 7.3%
  Credit Suisse ..............    8,900        1,958
  Nestle .....................      900        1,927
  Novartis ...................      650        1,100
  Roche Holding ..............      140        1,440
  Swiss Reinsurance ..........      900        2,073
  UBS ........................      873        1,467
                                             -------
                                               9,965
                                             -------
UNITED KINGDOM -- 20.7%
  Abbey National .............  109,100        1,947
  BOC Group ..................   42,800          678
  BAT Industries ADR .........   68,700        1,271
  British Petroleum ADR ......   21,300        1,888
  Cable & Wireless ...........   76,000          860
  Compass Group ..............  134,000        2,624
  Diageo PLC ADR .............   31,116        1,408
  General Electric ...........  172,000        1,410
  Glaxo Wellcome ADR .........   37,200        2,007
  Logica .....................   60,000        1,770
  Marks & Spencer ............  116,700        1,040
  National Grid Group ........  186,690        1,149
  Pearson ....................   59,800        1,096
  Reuters Group ..............   54,666          627
  Royal & Sun Alliance .......  149,700        1,587
  Siebe ......................   64,300        1,611
  SmithKline Beecham ADR .....   33,100        1,781
  Tesco ......................  159,800        1,403
  Tomkins ADR ................   86,700        2,009
                                             -------
                                              28,166
                                             -------


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA INTERNATIONAL EQUITY FUND

MAY 31, 1998
                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

TOTAL COMMON STOCK
   (Cost $116,152) ...........              $129,369
                                            --------
PREFERRED STOCK -- 0.9%
GERMANY -- 0.9%
  SAP ........................    2,200        1,221
                                            --------
TOTAL PREFERRED STOCK
   (Cost $766) ...............                 1,221
                                            --------
INVESTMENT COMPANIES -- 0.8%
  European Warrant Fund ......   14,000          310
  Webs Malaysia Index Fund ...   80,000          365
  Webs Singapore Index Fund ..   80,200          411
                                            --------
TOTAL INVESTMENT COMPANIES
   (Cost $1,377) .............                 1,086
                                            --------
CASH EQUIVALENT -- 2.8%
  Goldman Sachs Financial
   Square Premium
   Money Market Fund
     5.490% ..................    3,891        3,891
                                            --------
TOTAL CASH EQUIVALENT
   (Cost $3,891) .............                 3,891
                                            --------

TOTAL INVESTMENTS -- 99.5%
   (Cost $122,186) ...........              $135,567
                                            ========
OTHER ASSETS AND LIABILITIES,
   NET-- 0.5% ................                   652
                                            --------
NET ASSETS:
  Portfolio shares of the Institutional Class
   (unlimited authorization -- no par
   value) based on 12,523,682 outstanding
   shares of beneficial interest .....       125,741
  Portfolio shares of the Retail Class
   (unlimited authorization -- no par
   value) based on 25,486 outstanding
   shares of beneficial interest .....           264


                                              VALUE
                                              (000)
                                              -----

NET ASSETS -- CONTINUED
  Portfolio shares of Class B
   (unlimited authorization -- no par value)
   based on 112 outstanding shares
   of beneficial interest ....              $      1
  Undistributed net investment income            849
  Accumulated net realized loss
   on investments ............                (3,943)
  Net unrealized appreciation
   on investments ............                13,381
  Net realized loss from foreign
   currency transactions .....                   (52)
  Net unrealized depreciation
   foreign currency and translation of
   other assets and liabilities in foreign
   currency investments ......                   (22)
                                            --------
TOTAL NET ASSETS-- 100.0% ....              $136,219
                                            ========
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class .......                $10.86
                                            ========
Net Asset Value, Offering Price
   and Redemption Price Per
   Share -- Retail Class .....                $10.82
                                            ========
Maximum Offering Price Per
    Share -- Retail Class
   ($10.82 / 94.5%) ..........                $11.45
                                            ========
Net Asset Value and Offering Price
   Per Share -- Class B ......                $10.83
                                            ========


------------------------------------------------
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR
FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
                                              (000)
                                           ---------
   GROSS APPRECIATION ....................   $20,381
   GROSS DEPRECIATION ....................    (7,000)
                                           ---------
                                             $13,381
                                           =========
ADR -- AMERICAN DEPOSITORY RECEIPT

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA INTERNATIONAL EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     FOR THE PERIOD
                                                                   ENDED MAY 31, 1998
                                                            --------------------------------
                                                            INSTITUTIONAL5  RETAIL5 CLASS B6
                                                            --------------  ------- --------
Net asset value, beginning of period ....................     $  10.00       $10.00   $  9.30
                                                              --------       ------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income .................................         0.08      0.04         0.05
  Net gain on securities (realized and unrealized) ......         0.79         0.79      1.48
                                                              --------       ------   -------
     Total from investment operations ...................         0.87         0.83      1.53
                                                              --------       ------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................        (0.01)       (0.01)       --
                                                              --------       ------   -------

     Total distributions ................................        (0.01)       (0.01)    (0.00)
                                                              --------       ------   -------
Net asset value, end of period ..........................     $  10.86       $10.82   $ 10.83
                                                              ========       ======   =======
TOTAL RETURN ............................................         8.76%7       8.28%4,7 16.45%4,7
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................     $135,942       $  276   $     1
  Ratio of expenses to average net assets ...............         1.09%1,8     1.39%2,8  2.08%3,8
  Ratio of net investment income to average net assets ..         1.19%1,8     1.49%2,8  0.59%3,8
  Portfolio turnover rate ...............................           28%          28%       28%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND ADMINISTRATOR FOR THE INSTITUTIONAL CLASS FOR THE YEAR ENDED MAY 31, 1998 WOULD HAVE BEEN 1.24% AND 1.04%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND ADMINISTRATOR FOR THE RETAIL CLASS FOR THE YEAR ENDED MAY 31, 1998 WOULD HAVE BEEN 1.47% AND 1.41%, RESPECTIVELY.
3 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND ADMINISTRATOR FOR THE CLASS B FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 2.14 % AND 0.53%, RESPECTIVELY.
4   TOTAL RETURN EXCLUDES SALES CHARGE.
5   INSTITUTIONAL AND RETAIL CLASSES BOTH COMMENCED OPERATIONS ON AUGUST 1,
    1997.
6   CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
7   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
8   ANNUALIZED

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA SMALL CAP GROWTH FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- 87.2%
ADVERTISING -- 1.1%
  ADVO* .......................  24,900      $   624
                                             -------
BANKS -- 4.3%
  Associated Banc .............  17,000          844
  Mercantile Bankshares .......  16,000          567
  Wilmington Trust ............  16,000          971
                                             -------
                                               2,382
                                             -------
BEVERAGES -- 1.4%
  Beringer Wine Estates* ......  18,000          765
                                             -------
BUSINESS SERVICES -- 21.0%
  American Management
   Systems ....................  35,000          948
  Cognos* .....................  60,000        1,553
  Dames & Moore ...............  55,000          712
  DST Systems* ................  14,000          740
  G. & K. Services ............  45,000        1,747
  Shared Medical Systems ......  19,700        1,433
  Sterling Software* ..........  50,000        1,359
  Synopsys* ...................  27,000        1,160
  Systems & Computer
   Technology* ................  39,200        1,001
  Tetra Technologies* .........  40,250          880
                                             -------
                                              11,533
                                             -------
COMPUTERS -- 5.3%
  Black Box* ..................  27,000        1,077
  Policy Management
   Systems* ...................  22,000        1,815
                                             -------
                                               2,892
                                             -------
ELECTRICAL EQUIPMENT -- 4.2%
  Dallas Semiconductor ........  37,000        1,246
  Littelfuse* .................  47,400        1,081
                                             -------
                                               2,327
                                             -------

ENTERTAINMENT -- 2.2%
  Speedway Motorsports* .......  45,000        1,178
                                             -------
HOME FURNISHINGS & HOUSEWARES-- 1.1%
  Ethan Allen Interiors .......  12,000          604
                                             -------
INSURANCE - LIFE -- 2.0%
  Reinsurance Group
   of America .................  21,750        1,085
                                             -------


                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
INSURANCE - PROPERTY AND CASUALTY -- 2.5%
  Frontier Insurance Group ....  56,000      $ 1,372
                                             -------
MACHINERY & HEAVY EQUIPMENT-- 3.7%
  Nordson .....................  15,000          684
  Ritchie Brothers
   Auctioneers* ...............  50,600        1,373
                                             -------
                                               2,057
                                             -------
MACHINERY & MANUFACTURING-- 0.8%
  Paxar* ......................  36,000          446
                                             -------
MACHINERY (ELECTRIC) -- 3.3%
  Donaldson ...................  30,000          654
  Ionics* .....................  26,000        1,164
                                             -------
                                               1,818
                                             -------
MEDICAL & MEDICAL SERVICES -- 4.9%
  Covance* ....................  71,000        1,504
  Life Technologies ...........  34,000        1,159
                                             -------
                                               2,663
                                             -------
MEDICAL INSTITUTION SUPPLIES-- 0.5%
  Biomet* .....................  10,000          289
                                             -------
OIL & GAS -- 0.8%
  Barrett Resources* ..........  12,700          442
                                             -------
PHARMACEUTICAL -- 1.1%
  Genzyme* ....................  22,000          602
                                             -------

RESIDENTIAL CONSTRUCTION -- 2.7%
  U.S. Rentals* ...............  46,000        1,492
                                             -------
RESTAURANTS -- 1.7%
  Landry's Seafood
   Restaurants* ...............  42,000          952
                                             -------
RETAIL STORES -- 10.4%
  Barnes & Noble* .............  30,000        1,016
  Barnett* ....................  59,000        1,069
  OfficeMax* ..................  50,000          822
  Petco Animal Supplies* ......  52,000        1,014
  Stein Mart* .................  54,000          854
  West Marine* ................  47,000          900
                                             -------
                                               5,675
                                             -------

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA SMALL CAP GROWTH FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
SPECIALTY CHEMICALS -- 4.5%
  Bush Boake Allen* ..........   27,000    $     797
  Minerals Technologies ......   31,000        1,641
                                           ---------
                                               2,438
                                           ---------
TRANSPORTATION -- 5.6%
  Air Express International ..   42,000        1,082
  CH Robinson Worldwide ......   37,000          851
  Mesaba Holdings* ...........   51,000        1,106
                                           ---------
                                               3,039
                                           ---------
TRUCKING -- 2.1%
  Werner Enterprises .........   59,500        1,138
                                           ---------
TOTAL COMMON STOCK
   (Cost $43,648) .....................       47,813
                                           ---------
REPURCHASE AGREEMENT -- 12.1%
  Paribus Corporation
   5.50% dated 05/31/98, matures
   06/01/98, repurchase price
   $6,638,069 (collaterized by
   U.S. Treasury Note par value
   $6,600,000, 6.25%,
   05/31/99; market value
   $6,732,100)
   (Cost $6,635) ...........      6,635        6,635
                                           ---------
  TOTAL INVESTMENTS -- 99.3%
   (Cost $50,283) ..........               $  54,448
                                           =========

  OTHER ASSETS AND LIABILITIES,
   NET-- 0.7% ..............                     360
                                           ---------


                                              VALUE
                                              (000)
                                              -----
NET ASSETS:
  Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 4,659,766 outstanding
   shares of beneficial interest ........   $ 49,564
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 28,324 outstanding shares
   of beneficial interest ...............        338
  Portfolio Shares of Class B
   (unlimited authorization -- no
   par value) based on 98 outstanding
   shares of beneficial interest ........          1
  Accumulated net realized gain
   on investments .......................        740
  Net unrealized appreciation
   on investments .......................      4,165
                                           ---------
TOTAL NET ASSETS-- 100.0% ...............  $  54,808
                                           =========
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class ..................     $11.69
                                           =========
Net Asset Value and Redemption
   Price Per Share-- Retail Class .......     $11.68
                                           =========
Maximum Offering Price Per
   Share -- Retail Class
   ($11.68 / 94.5%) .....................     $12.36
                                           =========
Net Asset Value and Offering
   Price Per Share-- Class B ............     $11.66
                                           =========

-------------------------------
* NON-INCOME PRODUCING SECURITIES
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR
FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
                                             (000)
                                           ---------
   GROSS APPRECIATION ...................     $5,616
   GROSS DEPRECIATION ...................     (1,451)
                                           ---------
                                              $4,165
                                           =========

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA SMALL CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       FOR THE PERIOD
                                                                      ENDED MAY 31, 1998
                                                             ----------------------------------
                                                             INSTITUTIONAL6 RETAIL6    CLASS B7
                                                             -------------- -------    --------
Net asset value, beginning of period .....................     $    10.00    $10.00     $10.64
                                                               ----------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................................           0.01      0.01      (0.01)
  Net gain/(loss) on securities (realized and unrealized)            1.72      1.71       1.03
                                                               ----------    ------     ------
     Total from investment operations ....................           1.73      1.72       1.02
                                                               ----------    ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................          (0.01)    (0.01)     (0.00)
  Distributions from net realized capital gains ..........          (0.03)    (0.03)     (0.00)
                                                               ----------    ------     ------
     Total distributions .................................          (0.04)    (0.04)     (0.00)
                                                               ----------    ------     ------
Net asset value, end of period ...........................     $    11.69    $11.68     $11.664,5
                                                               ==========    ======     ======
TOTAL RETURN .............................................          17.35%5   17.18%4,5   9.59%4,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................        $54,476    $  331     $    1
  Ratio of expenses to average net assets ................           0.98%1,8  1.23%2,8   1.92%3,8
  Ratio of net investment income/(loss) to average net assets        0.14%1,8 (0.32)%2,8 (0.87)%3,8
  Portfolio turnover rate ................................             31%       31%        31%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE ADMINISTRATOR FOR THE INSTITUTIONAL CLASS FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 1.09% AND 0.03%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME/(LOSS) RATIO BEFORE FEE WAIVERS BY THE ADMINISTRATOR FOR THE RETAIL CLASS FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 1.34% AND (0.43)%, RESPECTIVELY.
3 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE ADMINISTRATOR FOR THE CLASS B FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 3.06% AND (2.01)%, RESPECTIVELY.
4   TOTAL RETURN EXCLUDES SALES CHARGE.
5   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
6   INSTITUTIONAL AND RETAIL CLASSES BOTH COMMENCED OPERATIONS ON AUGUST 1,
    1997.
7   CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
8   ANNUALIZED

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA SMALL CAP VALUE FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- 96.4%
AUTOMOTIVE PARTS-EQUIPMENT-- 5.2%
  Amcast Industrial ...........  35,800     $    772
  Exide ....................... 200,000        3,613
  Simpson Industries .......... 145,000        2,025
  Spartan Motors .............. 293,000        2,170
  Standard Products ...........  90,000        2,644
  TBC* ........................ 247,500        2,034
  Transpro .................... 221,400        1,910
                                            --------
                                              15,168
                                            --------
BANKING -- 4.2%
  First Virginia Banks ........  77,500        4,049
  Pacific Century Financial ... 100,000        2,506
  UnionBanCal .................  59,700        5,852
                                            --------
                                              12,407
                                            --------
BUILDING & BUILDING SUPPLIES -- 0.7%
  Patrick Industries .......... 125,000        1,977
                                            --------
BUSINESS SERVICES -- 0.6%
  Franklin Covey* .............  89,100        1,786
                                            --------
CHEMICALS -- 2.9%
  American Pacific* ........... 100,000        1,072
  Geon ........................ 200,000        4,325
  High Plains* ................ 324,600          852
  Wellman ..................... 100,400        2,416
                                            --------
                                               8,665
                                            --------
COMPUTERS -- 2.1%
  Exabyte* .................... 120,000        1,178
  Komag* ...................... 150,000        1,477
  Wang Labs* .................. 145,000        3,475
                                            --------
                                               6,130
                                            --------
DRUGS & HEALTH CARE -- 1.4%
  Bindley Western Industries .. 115,600        4,104
                                            --------
ELECTRONICS -- 4.5%
  Bell Industries* ............ 283,500        3,578
  Bell Micro Products* ........ 324,100        2,400
  Cypress Semiconductor* ...... 200,000        1,713
  Jaco Electronics* ........... 190,000        1,188
  Marshall Industries* ........  65,000        2,011
  Silicon Valley Group* ....... 135,000        2,460
                                            --------
                                              13,350
                                            --------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
ENTERTAINMENT -- 0.7%
  King World Productions* .....  80,000     $  2,040
                                            --------
FINANCIAL SERVICES -- 5.2%
  ARM Financial Group, Class A  220,000        4,496
  Eaton Vance .................  26,200        1,177
  Liberty Financial Companies . 151,750        5,302
  Phoenix Investment Partners . 478,800        4,489
                                            --------
                                              15,464
                                            --------
FOODS -- 3.2%
  Chiquita Brands International 150,000       2,016
  John B. Sanfillippo* .......  114,000          741
  Ralcorp Holdings* ..........   75,000        1,598
  Thorn Apple Valley* ........  293,100        4,616
  WLR Foods ..................   86,448          616
                                            --------
                                               9,587
                                            --------
INSURANCE - BROKERAGE -- 1.2%
  Willis Corroon Group PLC ADR  265,000        3,428
                                            --------
INSURANCE - LIFE -- 1.4%
  Kansas City Life Insurance Co. 30,200        2,590
  Liberty .....................  29,000        1,459
                                            --------
                                               4,049
                                            --------
INSURANCE - PROPERTY AND CASUALTY-- 10.0%
  Berkley (W.R.) ..............  87,500        4,122
  Commerce Group ..............  63,900        2,280
  Farm Family Holdings* .......  51,000        2,088
  Harleysville Group .......... 191,400        4,624
  Horace Mann Educators ....... 130,000        4,290
  PXRE ........................ 171,000        5,387
  Selective Insurance Group ... 108,600        2,844
  TIG Holdings ................ 155,900        3,859
                                            --------
                                              29,494
                                            --------
MANUFACTURING -- 1.0%
  Paragon Trade Brands* ....... 235,900        1,121
  Park Ohio Industries* ....... 107,100        2,021
                                            --------
                                               3,142
                                            --------

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA SMALL CAP VALUE FUND
MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
MATERIAL SERVICES -- 0.1%
  Electroglas* ................  30,000     $    409
                                            --------
MEDICAL & MEDICAL SERVICES-- 9.3%
  Imation* .................... 100,000        1,819
  John Alden Financial ........ 682,300       15,096
  Maxicare Health Plans* ...... 294,500        2,798
  Rightchoice Managed Care,
   Class A* ................... 109,200        1,262
  Spacelabs Medical* .......... 100,000        1,656
  West ........................ 155,000        4,573
                                            --------
                                              27,204
                                            --------
METALS & MINING -- 3.0%
  Cleveland Cliffs ............ 105,900        5,606
  Nord Resources* ............. 511,400        1,119
  Southern Peru Copper ........ 165,000        2,227
                                            --------
                                               8,952
                                            --------
OIL & GAS -- 3.3%
  Cornerstone Propane Partners   21,200          468
  Miller Exploration* ......... 150,000        1,200
  Noble Affiliates ............  50,000        1,953
  Patina Oil & Gas ............ 145,000        1,042
  Seagull Energy* ............. 315,000        5,217
                                            --------
                                               9,880
                                            --------
PAPER & FOREST PRODUCTS -- 1.4%
  Rayonier ....................  26,500        1,244
  Rock Tennessee .............. 195,100        2,866
                                            --------
                                               4,110
                                            --------
PETROLEUM REFINING -- 1.4%
  Sun .........................  99,732        4,239
                                            --------
RAILROADS -- 0.6%
  Railtex* .................... 109,000        1,686
                                            --------
REAL ESTATE -- 3.2%
  Capstead Mortgage ........... 185,000        3,376
  Great Lakes REIT ............ 187,500        3,422
  Thornburg Mortgage Asset .... 175,000        2,461
                                            --------
                                               9,259
                                            --------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- CONTINUED
RESIDENTIAL CONSTRUCTION -- 2.5%
  Cavalier Homes, Inc. .......  382,000     $  4,273
  Southern Energy Homes* .....  310,700        3,088
                                            --------
                                               7,361
                                            --------
RESTAURANTS -- 2.8%
  Buffets* ...................  200,000        3,263
  Lone Star Steakhouse
   & Saloon* .................   45,000          760
  Piccadilly Cafeterias ......  125,000        1,609
  Rare Hospitality* ..........  205,000        2,556
                                            --------
                                               8,188
                                            --------
RETAIL MERCHANDISING -- 0.5%
  Bon Ton Stores* ............  100,000        1,688
                                            --------
SAVINGS & LOAN ASSOCIATIONS -- 1.2%
  Washington Federal .........  125,000        3,469
                                            --------
SPECIALTY CHEMICALS -- 0.7%
  Schulman ...................  100,000        2,000
                                            --------
STEEL -- 9.0%
  Huntco .....................  184,000        2,323
  Inland Steel Industries ....  260,000        7,444
  Insteel Industries .........  341,400        2,454
  Novamerican Steel* .........  230,000        2,659
  Olympic Steel* .............  337,500        4,757
  Ryerson Tull, Class A* .....  199,900        4,198
  Steel Technologies .........  248,800        2,799
                                            --------
                                              26,634
                                            --------
TECHNOLOGY -- 5.3%
  Eagle Point Software* ......   70,000          487
  Information Storage Devices*  120,000          705
  Mapinfo* ...................  157,000        1,864
  Material Sciences* .........  150,000        1,509
  MicroAge* ..................  114,300        1,539
  Opti* ......................  341,400        2,230
  Optical Coating Laboratory .  114,700        1,928
  Vishay Intertechnology* ....  147,000        3,280
  Wall Data* .................  165,000        2,140
                                            --------
                                              15,682
                                            --------


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA SMALL CAP VALUE FUND

MAY 31, 1998

                                 NUMBER       VALUE
                              OF SHARES/PAR   (000)
                              -------------   -----

COMMON STOCK -- CONTINUED
TIRE & RUBBER -- 1.6%
  Cooper Tire & Rubber ........ 200,000     $  4,738
                                            --------
TOBACCO -- 2.1%
  DIMON ....................... 326,000        4,401
  Universal ...................  47,000        1,765
                                            --------
                                               6,166
                                            --------
TRANSPORTATION -- 1.3%
  Amerco* ..................... 100,000        3,275
  Pittstion Burlington Group ..  28,100          494
                                            --------
                                               3,769
                                            --------
TRUCKING -- 2.8%
  Frozen Food Express Industries 22,500         221
  MTL* ........................  58,700        2,311
  Roadway Express ............. 120,000        2,250
  Yellow Freight Systems* ..... 180,000        3,386
                                            --------
                                               8,168
                                            --------
TOTAL COMMON STOCK
   (Cost $264,778) ....................      284,393
                                            --------
PREFERRED STOCK -- 0.7%
FINANCE -- 0.7%
  Thornburg Mortgage Asset ......75,000        1,973
                                            --------
TOTAL PREFERRED STOCK
   (Cost $1,987) ......................        1,973
                                            --------
CASH EQUIVALENT -- 1.7%
  Fidelity Domestic Money
   Market Fund
   (Cost $4,974) ..............   4,974        4,974
                                            --------
TOTAL INVESTMENTS -- 98.8%
   (Cost $271,739) ...................      $291,340
                                            ========
OTHER ASSETS AND LIABILITIES,
   NET-- 1.2% ........................         3,650
                                            --------


                                              VALUE
                                              (000)
                                              -----

NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 18,086,915 outstanding
   shares of beneficial interest .........  $241,701
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 687,309 outstanding shares
   of beneficial interest ................     9,310
  Portfolio Shares of Class B
   (unlimited authorization -- no
   par value) based on
   3,981 outstanding shares
   of beneficial interest ................        54
  Undistributed net investment income ....       423
  Accumulated net realized gain
   on investments ........................    23,817
  Accumulated net realized gain
   on futures ............................        84
  Net unrealized appreciation
   on investments ........................    19,601
                                            --------
TOTAL NET ASSETS-- 100.0% ................  $294,990
                                            ========
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class ...................    $15.72
                                            ========
Net Asset Value and Redemption
   Price Per Share-- Retail Class ........    $15.47
                                            ========
Maximum Offering Price
   Per Share -- Retail Class
   ($15.47 / 94.5%) ......................    $16.37
                                            ========
Net Asset Value and Offering
   Price Per Share-- Class B .............    $15.42
                                            ========

------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR
FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
                                            (000)
                                          --------
   GROSS APPRECIATION ...................  $35,712
   GROSS DEPRECIATION ...................  (16,111)
                                          --------
                                           $19,601
                                          ========
ADR -- AMERICAN DEPOSITORY RECEIPT
REIT -- REAL ESTATE INVESTMENT TRUST


                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA SMALL CAP VALUE FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      FOR THE YEAR ENDED MAY 31,                             FOR THE PERIOD
                              -------------------------------------------------------------------------       ENDED MAY 31,
                                          1998                       1997                  1996                   1995
                              -----------------------------  --------------------  --------------------  ----------------------
                              INSTITUTIONAL RETAIL CLASS B6  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL3 RETAIL3
                              ------------- ------ --------  ------------- ------  ------------- ------  -------------- -------
Net asset value, beginning
     of period ..............     $ 15.15 $ 14.95   $15.28    $  13.10     $12.94      $ 11.38   $ 11.26    $ 10.00    $10.16
                                 -------- -------   ------    --------     ------      -------   ------     -------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income .....        0.06    0.01     0.00        0.09       0.08         0.08     0.06        0.10      0.07
  Net gain/(loss) on securities
   (realized and unrealized)         2.87    2.84     0.14        2.90       2.83         2.41     2.37        1.36      1.11
                                 -------- -------   ------    --------     ------      -------   ------     -------    ------
     Total from investment
        operations ..........        2.93    2.85     0.14        2.99       2.91         2.49     2.43        1.46      1.18
                                 -------- -------   ------    --------     ------      -------   ------     -------    ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income ........       (0.07)  (0.04)   (0.00)      (0.09)     (0.05)       (0.08)   (0.06)      (0.04)    (0.04)
  Dividends in excess of net
   investment income ........       (0.00)  (0.00)   (0.00)      (0.00)     (0.00)       (0.02)   (0.02)      (0.00)    (0.00)
  Distributions from net realized
   capital gains ............       (2.29)  (2.29)   (0.00)      (0.85)     (0.85)       (0.67)   (0.67)      (0.04)    (0.04)
                                 -------- -------   ------    --------     ------      -------   ------     -------    ------
     Total distributions ....       (2.36)  (2.33)   (0.00)      (0.94)     (0.90)       (0.77)   (0.75)      (0.08)    (0.08)
                                 -------- -------   ------    --------     ------      -------   ------     -------    ------
Net asset value, end of period   $  15.72 $ 15.47   $15.42    $  15.15     $14.95      $ 13.10   $12.94     $ 11.38    $11.26
                                 ======== =======   ======    ========     ======      =======   ======     =======    ======
TOTAL RETURN ................       19.82%  19.51%5  19.12%4,5   23.61%     23.26%5      22.64%   22.28%5     17.42%4   14.80%4,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
     (in 000's) .............    $284,295 $10,634   $   61    $199,311     $4,929      $99,294    $4,702     $50,993    $3,567
  Ratio of expenses to
   average net assets .......        0.98%   1.23%    1.92%4      0.97%      1.22%        1.05%1   1.30%2      1.01%1,4  1.34%2,4
  Ratio of net investment
   income/(loss) to average
   net assets ...............        0.43%   0.19%   (0.48)%4     0.83%      0.57%        0.83%1   0.58%2      1.31%1,4  1.09%2,4
  Portfolio turnover rate ...          89%     89%      89%         64%        64%         106%     106%         69%       69%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE YEAR ENDED
    MAY 31, 1996, WOULD HAVE BEEN 1.06% AND .82%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY
    THE INVESTMENT ADVISER, ADMINISTRATOR AND CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE PERIOD ENDED MAY 31, 1995, WOULD HAVE BEEN 1.15% AND 1.17%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE RETAIL CLASS FOR THE YEAR ENDED MAY 31, 1996 WOULD HAVE BEEN 1.32% AND .56%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER, ADMINISTRATOR AND CUSTODIAN FOR THE RETAIL CLASS FOR THE PERIOD ENDED MAY 31, 1996 WOULD HAVE BEEN 1.38% AND 1.05%, RESPECTIVELY.
3 INSTITUTIONAL AND RETAIL CLASSES BOTH COMMENCED OPERATIONS ON JULY 26, 1994, AND AUGUST 15, 1994, RESPECTIVELY.
4   ANNUALIZED.
5   TOTAL RETURN EXCLUDES SALES CHARGE.
6   CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA EQUITY GROWTH FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- 96.5%
AIRLINES -- 4.0%
  AMR* ........................  16,100      $ 2,478
  Southwest Airlines .......... 455,000       12,143
                                             -------
                                              14,621
                                             -------
BANKING -- 1.6%
  Golden State Bancorp* .......  35,000        1,341
  MBNA ........................ 140,000        4,436
                                             -------
                                               5,777
                                             -------
BANKS -- 1.8%
  Mellon Bank .................  40,000        2,698
  State Street ................  53,600        3,695
                                             -------
                                               6,393
                                             -------
BEVERAGES -- 0.6%
  Coca-Cola ...................  30,000        2,351
                                             -------
BROADCASTING & PUBLISHING-- 1.2%
  Time Warner .................  58,000        4,513
                                             -------
CHEMICALS -- 1.6%
  Crompton & Knowles ..........  46,400        1,250
  E.I. duPont de Nemours ......  22,800        1,756
  Monsanto ....................  50,000        2,769
                                             -------
                                               5,775
                                             -------
COMMUNICATIONS EQUIPMENT -- 2.2%
  Cisco Systems* ..............  92,000        6,949
  Scientific-Atlanta ..........  40,000          883
                                             -------
                                               7,832
                                             -------
COMPUTERS -- 6.5%
  Apple Computer* ............. 165,000        4,388
  Cadence Design Systems* ..... 160,000        5,640
  CBT Group PLC ADR* ..........  60,000        2,993
  Dell Computer* ..............  45,000        3,708
  EMC* ........................  25,000        1,036
  Gateway 2000* ...............  50,000        2,253
  Hewlett Packard .............  15,000          932
  International Business
   Machines ...................  25,000        2,934
                                             -------
                                              23,884
                                             -------

CONSUMER NON-DURABLES -- 2.8%
  Gillette ....................  45,600        5,341
  Procter & Gamble ............  56,000        4,701
                                             -------
                                              10,042
                                             -------
COSMETICS-TOILETRY -- 0.6%
  Avon Products ...............  25,000        2,045
                                             -------


                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- CONTINUED
DIVERSIFIED MANUFACTURING -- 4.8%
  General Electric ............  80,000      $ 6,670
  Sundstrand ..................  20,000        1,240
  Tyco International .......... 107,900        5,975
  United Technologies .........  38,800        3,647
                                             -------
                                              17,532
                                             -------
DRUGS & HEALTH CARE -- 0.4%
  Watson Pharmaceuticals* .....  30,000        1,313
                                             -------
ELECTRONICS -- 1.4%
  Honeywell ...................  62,000        5,204
                                             -------
FINANCIAL SERVICES -- 1.6%
  American Express ............  10,000        1,026
  Freddie Mac .................  30,000        1,365
  Golden West Financial .......  20,000        2,160
  Norwest .....................  36,600        1,423
                                             -------
                                               5,974
                                             -------
INSURANCE -- 3.4%
  American International
   Group ......................  34,000        4,210
  MGIC Investment .............  25,000        1,498
  SunAmerica ..................  80,000        3,890
  United Healthcare ...........  45,000        2,880
                                             -------
                                              12,478
                                             -------
MEDICAL & MEDICAL SERVICES -- 0.6%
  Health Management Associates,
   Class A* ...................  30,000          894
  Healthsouth* ................  50,000        1,419
                                             -------
                                               2,313
                                             -------
MISCELLANEOUS -- 1.8%
  Harley-Davidson .............  70,000        2,502
  Omnicom Group ...............  90,000        4,212
                                             -------
                                               6,714
                                             -------
OFFICE & BUSINESS EQUIPMENT -- 1.4%
  Xerox .......................  50,000        5,138
                                             -------
OFFICE PERSONNEL -- 0.5%
  Robert Half International* ..  37,500        1,898
                                             -------
OIL & GAS -- 10.3%
  Diamond Offshore Drilling ...  20,000          956
  Dresser Industries ..........  90,000        4,191


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA EQUITY GROWTH FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
  Evi Weatherford* ...........   19,000     $    961
  Halliburton ................  227,000       10,754
  Schlumberger ...............  195,000       15,222
  Transocean Offshore ........   45,000        2,219
  Varco International* .......  115,000        2,997
                                            --------
                                              37,300
                                            --------
PAPER & PAPER PRODUCTS -- 0.1%
  Fort James .................   10,000          478
                                            --------
PHARMACEUTICAL -- 7.8%
  Abbott Laboratories ........   50,860        3,773
  American Home Products .....   20,000          966
  Bristol-Myers Squibb .......   51,600        5,547
  Eli Lilly ..................   30,000        1,843
  Mylan Laboratories .........   92,000        2,760
  Pfizer .....................   15,000        1,572
  Schering- Plough ...........   50,000        4,184
  Warner-Lambert .............  120,000        7,658
                                            --------
                                              28,303
                                            --------
RESTAURANTS -- 1.9%
  Brinker International* .....  182,600        3,972
  Outback Steakhouse* ........   80,000        2,947
                                            --------
                                               6,919
                                            --------
RETAIL FOOD CHAINS -- 3.4%
  Kroger* ....................   80,000        3,435
  Safeway* ...................  250,000        9,109
                                            --------
                                              12,544
                                            --------
RETAIL MERCHANDISING -- 0.2%
  TJX Companies ..............   12,000          561
                                            --------
RETAIL STORES -- 13.2%
  Costco Companies* ..........  150,000        8,677
  CVS ........................   60,000        4,211
  Dayton Hudson ..............  120,000        5,565
  Federated Department
   Stores* ...................   50,000        2,591
  Gap ........................  110,000        5,940
  General Nutrition* .........   50,000        1,577
  Home Depot .................   45,000        3,535


                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
  Kohls* .....................   50,000     $  2,378
  Starbucks* .................   27,000        1,294
  Tandy ......................  127,400        5,637
  Wal-Mart Stores ............  105,000        5,795
  Walgreen ...................   30,000        1,056
                                            --------
                                              48,256
                                            --------
SAVINGS & LOAN ASSOCIATIONS -- 1.1%
  Dime Bancorp ...............  100,000        2,918
  GreenPoint Financial .......   30,000        1,236
                                            --------
                                               4,154
                                            --------
SEMI-CONDUCTORS/INSTRUMENTS-- 0.3%
  Analog Devices* ............   40,000          988
                                            --------
SOFTWARE -- 4.2%
  BMC Software* ..............  185,000        8,516
  Computer Associates
   International .............   52,500        2,756
  Microsoft* .................   48,000        4,073
                                            --------
                                              15,345
                                            --------
TECHNOLOGY -- 2.9%
  Ceridian* ..................   20,000        1,080
  HBO & Co. ..................  155,000        8,946
  Symbol Technologies, Inc. ..   12,000          422
                                            --------
                                              10,448
                                            --------
TELECOMMUNICATIONS -- 3.5%
  Ericsson, (L.M.) Telephone
   ADR .......................   70,000        1,953
  Linear Technology ..........   32,000        2,240
  Lucent Technologies ........    8,000          568
  Tele-Communications,
   Class A* ..................  130,000        4,461
  Tellabs* ...................   50,000        3,436
                                            --------
                                              12,658
                                            --------
TOYS -- 4.5%
  Mattel .....................  430,000       16,286
                                            --------
TRANSPORTATION -- 0.3%
  Kansas City Southern
   Industries ................   30,000        1,271
                                            --------


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA EQUITY GROWTH FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------    -----

COMMON STOCK -- CONTINUED
TRAVEL -- 0.9%
  Carnival, Class A ...........  50,000     $  3,388
                                            --------
UTILITIES-TELEPHONE -- 0.8%
  Airtouch Communications* ....  65,000        3,096
                                            --------
WASTE COLLECTION & DISPOSAL -- 2.3%
  USA Waste Services* ......... 180,000        8,494
                                            --------
TOTAL COMMON STOCK
   (Cost $297,003) ....................      352,286
                                            --------
CASH EQUIVALENT -- 2.9%
  Fidelity Domestic Money
   Market Fund
   (Cost $10,519) .............  10,519       10,519
                                            --------
TOTAL INVESTMENTS -- 99.4%
   (Cost $307,522) ....................     $362,805
                                            ========
OTHER ASSETS AND LIABILITIES,
   NET-- 0.6% .........................        2,012
                                            --------

NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 16,506,141 outstanding
   shares of beneficial interest             245,349
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 579,917 outstanding shares
   of beneficial interest                      8,748
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   1,120 outstanding shares of beneficial
   interest                                       21
  Distribution in excess of
   net investment income ..............          (61)
  Accumulated net realized gain
   on investments .....................       55,208

                                              VALUE
                                              (000)
                                              -----

NET ASSETS -- CONTINUED
  Accumulated net realized gain
   on futures ..........................    $    269
  Net unrealized appreciation
   on investments ......................      55,283
                                            --------
TOTAL NET ASSETS-- 100.0% ..............    $364,817
                                            ========
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class .................      $21.35
                                            ========
Net Asset Value and Redemption
   Price Per Share --
   Retail Class ........................      $21.35
                                            ========
Maximum Offering Price
   Per Share -- Retail Class
   ($21.35 / 94.5%) ....................      $22.59
                                            ========
Net Asset Value and Offering
   Price Per Share-- Class B ...........      $21.28
                                            ========


----------------------
* NON INCOME PRODUCING SECURITIES
 THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:

                                              (000)
                                            ---------
   GROSS APPRECIATION .................      $63,040
   GROSS DEPRECIATION .................       (7,757)
                                            --------
                                             $55,283
                                            ========
ADR -- AMERICAN DEPOSITORY RECEIPT


                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA EQUITY GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              FOR THE YEAR ENDED MAY 31,
                            -----------------------------------------------------------------------------------------------
                                           1998                     1997                 1996                   1995
                            -----------------------------  --------------------  --------------------  --------------------
                            INSTITUTIONAL RETAIL CLASS B5  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL
                            ------------- ------ --------  ------------- ------  ------------- ------  ------------- ------
Net asset value, beginning
   of period ..............       $ 18.63 $18.67  $19.44       $ 18.02   $18.05     $ 14.77     $14.79   $  13.66    $13.68
                                  ------- ------  ------       -------   ------     -------     ------   --------    ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income/(loss)       0.00  (0.04)  (0.24)         0.09     0.05        0.14       0.10       0.21      0.18
  Net gain on securities
   (realized and unrealized)         5.00   4.99    2.08          4.66     4.66        3.46       3.47       1.21      1.21
                                  ------- ------  ------       -------   ------     -------     ------   --------    ------
     Total from investment
        operations ........          5.00   4.95    1.84          4.75     4.71        3.60       3.57       1.42      1.39
                                  ------- ------  ------       -------   ------     -------     ------   --------    ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income ......         (0.01) (0.00)  (0.00)        (0.09)   (0.05)      (0.14)     (0.10)     (0.20)    (0.17)
  Dividends in excess of net
   investment income ......         (0.00) (0.00)  (0.00)        (0.02)   (0.01)      (0.02)     (0.02)     (0.00)    (0.00)
  Distributions from net realized
   capital gains ..........         (2.27) (2.27)  (0.00)        (4.03)   (4.03)      (0.19)     (0.19)     (0.00)    (0.00)
  Distributions in excess of net
   realized capital gains .         (0.00) (0.00)  (0.00)        (0.00)   (0.00)      (0.00)     (0.00)     (0.11)    (0.11)
                                  ------- ------  ------       -------   ------     -------     ------   --------    ------
     Total distributions ..         (2.28) (2.27)  (0.00)        (4.14)   (4.09)      (0.35)     (0.31)     (0.31)    (0.28)
                                  ------- ------  ------       -------   ------     -------     ------   --------    ------
Net asset value, end of period    $ 21.35 $21.35  $21.28       $ 18.63   $18.67     $ 18.02     $18.05   $  14.77    $14.79
                                  ======= ======  ======       =======   ======     =======     ======   ========    ======
TOTAL RETURN ..............         28.65% 28.32%3 27.90%3,4     29.57%   29.24%3     24.61%     24.34%3    10.62%    10.35%3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
  (in 000's) ..............      $352,413 $12,380    $24      $255,594   $6,931    $166,671     $6,013   $119,634    $5,974
  Ratio of expenses to
   average net assets .....          0.98%   1.23%  1.92%4        0.97%    1.22%       1.01%     11.26%2     1.01%1    1.27%2
  Ratio of net investment
   income/(loss) to average
   net assets .............         (0.01)% (0.26)%(0.92)%4       0.49%    0.25%       0.85%     10.60%2     1.53%1    1.23%2
  Portfolio turnover rate .           260%    260%   260%          197%     197%         74%        74%        17%       17%


                              FOR THE YEAR ENDED MAY 31,
                                 --------------------
                                          1994
                                 --------------------
                                 INSTITUTIONAL RETAIL
                                 ------------- ------
Net asset value, beginning
   of period ..............         $ 13.78    $13.80
                                    -------    ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income/(loss)         0.18      0.15
  Net gain on securities
   (realized and unrealized)           0.01      0.00
                                    -------    ------
     Total from investment
        operations ........            0.19      0.15
                                    -------    ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income ......           (0.18)    (0.15)
  Dividends in excess of net
   investment income ......           (0.01)    (0.00)
  Distributions from net realized
   capital gains ..........           (0.11)    (0.11)
  Distributions in excess of net
   realized capital gains .           (0.01)    (0.01)
                                    -------    ------
     Total distributions ..           (0.31)    (0.27)
                                    -------    ------
Net asset value, end of period      $ 13.66    $13.68
                                    =======    ======
TOTAL RETURN ..............            1.41%     1.12%3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
  (in 000's) ..............         $90,446    $7,521
  Ratio of expenses to
   average net assets .....            1.07%     1.32%
  Ratio of net investment
   income/(loss) to average
   net assets .............            1.33%     1.08%
  Portfolio turnover rate .              15%       15%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE YEARS ENDED MAY 31, 1996, AND 1995 WOULD HAVE BEEN 1.03% AND .83%, AND 1.02%, AND 1.51%,
    RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS FOR THE INSTITUTIONAL CLASS FOR THE YEAR MAY 31, 1993, WOULD HAVE BEEN 1.01% AND 1.46%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE RETAIL CLASS FOR THE YEARS ENDED MAY 31, 1996, AND 1995 WOULD HAVE BEEN 1.28% AND .58%, AND 1.28%, AND 1.22%,
    RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS FOR THE RETAIL CLASS FOR THE YEAR MAY 31, 1993 WOULD HAVE BEEN 1.26% AND 1.21%, RESPECTIVELY.
3   TOTAL RETURN EXCLUDES SALES CHARGE.
4   ANNUALIZED.
5   CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.



                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA TAX MANAGED EQUITY FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- 99.3%
BANKS -- 9.2%
  Norwest ....................   80,000     $  3,110
  State Street ...............   89,000        6,135
  Wachovia ...................   35,600        2,850
  Wells Fargo ................    6,800        2,458
                                            --------
                                              14,553
                                            --------
CONSUMER NON DURABLES -- 2.7%
  Gillette ...................    8,000          937
  Procter & Gamble ...........   40,000        3,357
                                            --------
                                               4,294
                                            --------
COMMUNICATIONS EQUIPMENT -- 0.6%
  Lucent Technologies ........   14,000          993
                                            --------
COMPUTERS & SOFTWARE -- 4.0%
  Microsoft* .................   24,000        2,036
  Hewlett Packard ............   70,000        4,349
                                            --------
                                               6,385
                                            --------
DIVERSIFIED MANUFACTURING -- 0.8%
  Minnesota Mining &
   Manufacturing .............   13,600        1,260
                                            --------
DRUGS & HEALTH CARE -- 19.0%
  Bristol-Myers Squibb .......   73,240        7,873
  Merck ......................   44,000        5,151
  Pfizer .....................   85,000        8,909
  Schering- Plough ...........   99,400        8,319
                                            --------
                                              30,252
                                            --------
ENTERTAINMENT -- 2.6%
  Walt Disney ................   36,000        4,072
                                            --------
FOOD & BEVERAGE -- 6.4%
  Coca-Cola ..................   28,000        2,195
  PepsiCo ....................  195,500        7,979
                                            --------
                                              10,174
                                            --------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

COMMON STOCK -- CONTINUED
INSURANCE -- 8.3%
  American International
   Group .....................   63,225     $  7,828
  General RE .................   14,000        3,078
  The Chubb Corporation ......   30,000        2,387
                                            --------
                                              13,293
                                            --------
LEASING & RENTING -- 4.5%
  Pitney Bowes ...............  153,000        7,191
                                            --------
MACHINERY -- 6.5%
  Emerson Electric ...........   64,200        3,900
  General Electric ...........   78,000        6,503
                                            --------
                                              10,403
                                            --------
MISCELLANEOUS BUSINESS SERVICES-- 3.8%
  Automatic Data Processing ..   94,000        5,981
                                            --------
MOTORCYCLE & MOTOR SCOOTER -- 2.2%
  Harley-Davidson ............   97,600        3,489
                                            --------
OIL MACHINERY & EQUIPMENT-- 2.2%
  Schlumberger, LTD ..........   45,000        3,513
                                            --------
PETROLEUM REFINING -- 5.9%
  Amoco ......................   66,400        2,776
  Exxon ......................   52,000        3,666
  Royal Dutch Petroleum ......   52,400        2,938
                                            --------
                                               9,380
                                            --------

PHARMACUTICAL & HOSPITAL SUPPLY -- 5.1%
  Abbott Laboratories ........   91,000        6,751
  Johnson & Johnson ..........   20,000        1,381
                                            --------
                                               8,132
                                            --------
RETAIL -- 6.8%
  Home Depot .................   90,000        7,071
  McDonald's .................   32,000        2,100
  Wal-Mart Stores ............   28,500        1,573
                                            --------
                                              10,744
                                            --------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.6%
  Intel ......................   80,000        5,713
                                            --------


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA TAX MANAGED EQUITY FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
TELEPHONES & TELECOMMUNICATION -- 5.1%
  Ameritech ...................  27,200     $  1,154
  BellSouth ...................  44,500        2,870
  Motorola ....................  34,000        1,800
  SBC Communications ..........  24,000          933
  US West .....................  24,800        1,259
                                            --------
                                               8,016
                                            --------
TOTAL COMMON STOCK
   (Cost $29,536) .....................      157,838
                                            --------
CASH EQUIVALENTS -- 0.6%
  Fidelity Domestic Money
   Market Fund (Cost $1,006) .... 1,006        1,006
                                            --------
TOTAL INVESTMENTS -- 99.9%
   (Cost $30,542) ..............            $158,844
                                            ========
OTHER ASSETS AND LIABILITIES,
   NET-- 0.1% ..................                 118
                                            --------


                                              VALUE
                                              (000)
                                              -----

NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 15,999,177 outstanding
   shares of beneficial interest .......    $ 30,293
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 1,045 outstanding shares of
   beneficial interest .................          10
  Portfolio Shares of Class B
   (unlimited authorization -- no par
   value) based on 8,601 outstanding shares
   of beneficial interest ..............          88
  Undistributed net investment income ..         214
  Accumulated net realized gain
   on investments .............. .......          55
  Net unrealized appreciation
   on investments .............. .......     128,302
                                            --------
TOTAL NET ASSETS-- 100.0% ......            $158,962
                                            ========
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class .........               $9.93
                                            ========
Net Asset Value and Redemption
   Price Per Share --
   Retail Class ................               $9.93
                                            ========
Maximum Offering Price Per
   Share -- Retail Class
   ($9.93 / 94.5%) .............              $10.51
                                            ========
Net Asset Value and Offering
   Price Per Share-- Class B ...               $9.93
                                            ========
----------------------------
* NON-INCOME PRODUCING SECURITIES
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR
FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
                                              (000)
                                            --------
   GROSS APPRECIATION ..................    $128,302
   GROSS DEPRECIATION ..................          --
                                            --------
                                            $128,302
                                            ========


                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA TAX MANAGED EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      FOR THE PERIOD
                                                                    ENDED MAY 31, 1998
                                                           ----------------------------------
                                                           INSTITUTIONAL5   RETAIL6  CLASS B7
                                                           --------------   -------  --------
Net asset value, beginning of period ..................      $  10.00       $10.10    $10.21
                                                             --------       ------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...............................          0.00         0.00      0.00
  Net loss on securities (realized and unrealized) ....         (0.07)       (0.17)    (0.28)
                                                             --------       ------    ------
     Total from investment operations .................         (0.07)       (0.17)    (0.28)
                                                             --------       ------    ------
LESS DISTRIBUTIONS
     Net investment income ............................         (0.00)       (0.00)    (0.00)
     Total distributions ..............................         (0.00)       (0.00)    (0.00)
                                                             --------       ------    ------
Net asset value, end of period ........................      $   9.93       $ 9.93    $ 9.93
                                                             ========       ======    ======
TOTAL RETURN ..........................................         (4.81%)8    (23.63%)8 (32.24%)8
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................      $158,867          $10       $85
  Ratio of expenses to average net assets .............          0.29%1,8     0.54%2,8  1.23%3,8
  Ratio of net investment income to average net assets           0.91%1,8     0.63%2,8  0.43%3,8
  Portfolio turnover rate .............................             0%           0%        0%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER FOR THE INSTITUTIONAL CLASS FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 1.02% AND 0.18%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER FOR THE RETAIL CLASS FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 1.24% AND (0.07)%, RESPECTIVELY.
3 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER FOR CLASS B FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 1.98% AND 1.18%, RESPECTIVELY.
4   TOTAL RETURN EXCLUDES SALES CHARGE.
5   INSTITUTIONAL CLASS COMMENCED OPERATIONS ON APRIL 9, 1998.
6   RETAIL CLASS COMMENCED OPERATIONS ON MAY 11, 1998
7   CLASS B COMMENCED OPERATIONS ON MAY 4, 1998
8   ANNUALIZED



                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA CORE EQUITY FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- 96.1%
ADVERTISING -- 1.8%
  Interpublic Group of Companies 33,785      $ 2,004
                                             -------
BANKING -- 6.2%
  Banc One ....................  22,110        1,219
  Chase Manhattan .............  11,730        1,595
  Citicorp ....................  12,180        1,816
  Commerce Bancshares .........  34,667        1,686
  First Union .................  10,970          607
                                             -------
                                               6,923
                                             -------
BUILDING & BUILDING SUPPLIES -- 1.2%
  Sherwin Williams ............  40,810        1,357
                                             -------
BUSINESS SERVICES -- 6.1%
  Automatic Data Processing ...  24,760        1,575
  Cintas ......................  36,600        1,671
  Computer Sciences* ..........  35,600        1,849
  Manpower ....................  38,190        1,640
                                             -------
                                               6,735
                                             -------
CHEMICALS -- 5.4%
  Dow Chemical ................  14,500        1,405
  E.I. DuPont de Nemours ......  19,750        1,521
  Eastman Chemical ............  19,760        1,324
  Praxair .....................  34,440        1,698
                                             -------
                                               5,948
                                             -------
COMPUTERS -- 2.1%
  International Business Machines19,750        2,318
                                             -------
CONSUMER NON-DURABLES -- 1.4%
  Procter & Gamble ............  19,080        1,602
                                             -------
DIVERSIFIED -- 2.5%
  General Electric ............  33,030        2,754
                                             -------
ELECTRIC POWER -- 1.0%
  Allegheny Energy ............  38,050        1,068
                                             -------


                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
ELECTRICAL EQUIPMENT -- 2.9%
  Emerson Electric ............  29,692      $ 1,804
  Hubbell .....................  30,696        1,445
                                             -------
                                               3,249
                                             -------
FINANCIAL SERVICES -- 1.4%
  FNMA ........................  25,710        1,539
                                             -------
FOOD & BEVERAGE -- 0.4%
  Archer-Daniels-Midland ......  25,150          476
                                             -------
FOODS -- 1.5%
  Conagra .....................  56,540        1,654
                                             -------
HEALTH CARE -- 1.5%
  Tenet Healthcare* ...........  47,320        1,654
                                             -------
HOME FURNISHINGS & HOUSEWARES -- 2.0%
  Newell ......................  44,870        2,165
                                             -------
INSURANCE -- 12.0%
  Aflac .......................  28,060        1,794
  American General ............  26,050        1,749
  American International Group   25,330        3,136
  MBIA ........................   5,580          417
  PMI Group ...................  29,460        2,215
  The Chubb Corporation .......  25,640        2,040
  Travelers Group .............  31,210        1,904
                                             -------
                                              13,255
                                             -------
METALS & MINING -- 1.2%
  Aluminum Company
   of America .................  19,610        1,360
                                             -------
OFFICE EQUIPMENT -- 1.0%
  Pitney Bowes ................  23,700        1,114
                                             -------
OIL & GAS -- 9.2%
  Amoco .......................  27,840        1,164
  Exxon .......................  39,960        2,817
  Mobil .......................  35,520        2,770



                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA CORE EQUITY FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
OIL & GAS -- CONTINUED
  Texaco .....................   33,420      $ 1,930
  USX Marathon Group .........   42,290        1,480
                                             -------
                                              10,161
                                             -------
PAPER & FOREST PRODUCTS -- 3.4%
  Champion International .....   25,240        1,212
  Georgia Pacific ............   17,920        1,150
  Georgia Pacific
   Timber Group ..............   17,800          419
  Willamette Industries ......   29,490        1,012
                                             -------
                                               3,793
                                             -------
PETROLEUM & FUEL PRODUCTS-- 1.4%
  Schlumberger, LTD ..........   20,620        1,610
                                             -------
PHARMACEUTICAL -- 9.5%
  Abbott Laboratories ........   24,910        1,848
  American Home Products .....   23,480        1,134
  Bristol-Myers Squibb .......   23,900        2,569
  Merck ......................   25,630        3,000
  Schering-Plough ............   24,500        2,050
                                             -------
                                              10,601
                                             -------
RESIDENTIAL CONSTRUCTION -- 0.2%
  Centex .....................    5,130          183
                                             -------
RETAIL MERCHANDISING -- 1.5%
  Home Depot .................    1,190           93
  Wal-Mart Stores ............   27,880        1,539
                                             -------
                                               1,632
                                             -------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.4%
  Xilinx* ....................   40,440        1,538
                                             -------
SPECIALTY CHEMICALS -- 1.9%
  Sigma Aldrich ..............   58,690        2,146
                                             -------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                -----------   -----

TECHNOLOGY -- 11.8%
  3Com* ......................   31,120       $  790
  Altera* ....................   41,760        1,405
  Applied Materials* .........   29,320          941
  Cisco Systems* .............   23,035        1,740
  Intel ......................   23,440        1,674
  Lam Research* ..............   28,470          677
  Linear Technology ..........   16,370        1,147
  Maxim Integrated Products* .   33,550        1,122
  Microsoft* .................   28,200        2,393
  Teradyne* ..................   37,920        1,166
                                             -------
                                              13,055
                                             -------
TELECOMMUNICATIONS -- 1.3%
  BellSouth ..................   19,720        1,272
  Lucent Technologies ........    3,068          218
                                             -------
                                               1,490
                                             -------
TOBACCO -- 1.9%
  Philip Morris ..............   57,220        2,139
                                             -------
TRANSPORTATION -- 1.0%
  CSX ........................   23,420        1,115
                                             -------
TOTAL COMMON STOCK
   (Cost $98,411) .....................      106,638
                                             -------
CORPORATE OBLIGATION -- 1.9%
  Home Depot
   3,25%, 10/01/01
   (Cost $2,079) .............1,200,000        2,079
                                             -------
CONVERTIBLE BOND -- 1.4%
  Automatic Data Processing
   0.000%, 02/20/12
   (Cost $1,253) .............    1,910        1,583
                                             -------
CASH EQUIVALENT -- 0.6%
  Financial Square Premium
   Money Market Fund (Cost $634)    634          634
                                             -------



                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA CORE EQUITY FUND

MAY 31, 1998

                                              VALUE
                                              (000)
                                              -----

TOTAL INVESTMENTS -- 100.0%
   (Cost $102,377) .....................    $110,934
                                            ========
OTHER ASSETS AND LIABILITIES,
   NET-- 0.0% ..........................         (20)
                                            --------
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 9,735,597 outstanding
   shares of beneficial interest .......      97,026
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 35,955 outstanding shares of
   beneficial interest .................         397
  Portfolio Shares of Class B
   (unlimited authorization -- no
   par value) based on
   204 outstanding shares of
   beneficial interest .................           2
  Undistributed net investment income ..          26
  Accumulated net realized gain
   on investments ......................       4,906
  Net unrealized appreciation
   on investments ......................       8,557
                                            --------
  TOTAL NET ASSETS-- 100.0% ............    $110,914
                                            ========

                                              VALUE
                                              (000)
                                              -----
Net Asset Value, Offering
   and Redemption
   Price Per Share --
   Institutional Class .................      $11.35
                                            ========
Net Asset Value and
   Redemption Price Per
   Share -- Retail Class ...............      $11.34
                                            ========
Maximum Offering Price
   Per Share -- Retail Class
   ($11.34 / 94.5%) ....................      $12.00
                                            ========
Net Asset Value and Offering
   Price Per Share-- Class B ...........      $11.33
                                            ========
------------------------
* NON-INCOME PRODUCING SECURITIES
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR
FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
                                              (000)
                                            --------
   GROSS APPRECIATION .................      $13,158
   GROSS DEPRECIATION .................       (4,601)
                                            --------
                                            $  8,557
                                            ========


                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA CORE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        FOR THE PERIOD
                                                                      ENDED MAY 31, 1998
                                                               --------------------------------
                                                               INSTITUTIONAL6 RETAIL6  CLASS B7
                                                               -------------- -------  --------
Net asset value, beginning of period ......................       $  10.00     $10.00    $10.25
                                                                  --------     ------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...................................           0.05       0.04      0.00
  Net gain on securities (realized and unrealized) ........           1.35       1.34      1.08
                                                                  --------     ------    ------
     Total from investment operations .....................           1.40       1.38      1.08
                                                                  --------     ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................          (0.05)     (0.04)    (0.00)
                                                                  --------     ------    ------
     Total distributions ..................................          (0.05)     (0.04)    (0.00)
                                                                  --------     ------    ------
Net asset value, end of period ............................       $  11.35     $11.34    $11.33
                                                                  ========     ======    ======
TOTAL RETURN ..............................................          14.03%5    13.85%4,5 10.54%4,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................      $110,504      $  408    $   2
  Ratio of expenses to average net assets .................          0.89%1,8   1.14%2,8  1.83%3,8
  Ratio of net investment income/(loss) to average net assets        0.61%1,8   0.14%2,8 (0.51)%3,8
  Portfolio turnover rate .................................            60%        60%       60%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND ADMINISTRATOR FOR THE INSTITUTIONAL CLASS FOR THE PERIOD ENDED MAY 31, 1998, WOULD HAVE BEEN 1.06% AND 0.44%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND ADMINISTRATOR FOR THE RETAIL CLASS FOR THE PERIOD ENDED MAY 31, 1998, WOULD HAVE BEEN 1.30% AND 0.04%, RESPECTIVELY.
3 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME/(LOSS) RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND ADMINISTRATOR FOR CLASS B FOR THE PERIOD ENDED MAY 31, 1998, WOULD HAVE BEEN 2.00% AND (0.50)%, RESPECTIVELY.
4   TOTAL RETURN EXCLUDES SALES CHARGE.
5   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
6   INSTITUTIONAL AND RETAIL CLASSES BOTH COMMENCED OPERATIONS ON AUGUST 1,
    1997.
7   CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
8   ANNUALIZED.


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA EQUITY INCOME FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------    -----

COMMON STOCK -- 93.6%
AEROSPACE -- 3.3%
  General Dynamics ............  59,600      $ 2,648
  Northrop Grumman ............  26,100        2,798
  United Technologies .........  11,400        1,072
                                             -------
                                               6,518
                                             -------
AUTO-TRUCKS -- 3.0%
  Chrysler ....................  44,300        2,464
  Ford Motor ..................  67,600        3,507
                                             -------
                                               5,971
                                             -------
AUTOMOTIVE PARTS-EQUIPMENT -- 1.1%
  Genuine Parts ...............  63,300        2,148
                                             -------
BANKING -- 15.6%
  Banc One ....................  58,430        3,220
  Bank of Boston ..............  21,300        2,244
  Bankers Trust New York ......  22,200        2,742
  First Union .................  62,500        3,457
  Fleet Financial Group .......  42,600        3,493
  J.P. Morgan .................  21,200        2,633
  Mellon Bank .................  48,500        3,271
  Norwest .....................  81,100        3,153
  PNC Bank ....................  47,300        2,732
  Wachovia ....................  46,100        3,691
                                             -------
                                              30,636
                                             -------
BUILDING & BUILDING SUPPLIES -- 2.7%
  Armstrong World Industries ..  19,200        1,616
  Masco .......................  67,900        3,819
                                             -------
                                               5,435
                                             -------
BUSINESS SERVICES -- 0.8%
  Dun & Bradstreet ............  49,900        1,684
                                             -------
CHEMICALS -- 5.1%
  BetzDearborn ................  53,200        2,620
  Dow Chemical ................  16,900        1,637
  E.I. DuPont de Nemours ......  35,500        2,734
  RPM ......................... 179,000        3,043
                                             -------
                                              10,034
                                             -------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
DIVERSIFIED -- 3.5%
  Fluor .......................  39,000     $  1,860
  General Electric ............  14,200        1,184
  Minnesota Mining &
   Manufacturing ..............  30,900        2,862
  Textron .....................  12,100          898
                                             -------
                                               6,804
                                             -------
DRUGS & HEALTH CARE -- 1.7%
  Bristol-Myers Squibb ........  30,300        3,257
                                             -------
ELECTRICAL EQUIPMENT -- 3.9%
  Cooper Industries ...........  29,400        1,892
  Hubbell .....................  44,900        2,113
  Rockwell International ......  18,000          990
  Thomas & Betts ..............  48,800        2,608
                                             -------
                                               7,603
                                             -------
FINANCIAL SERVICES -- 1.9%
  Beneficial ..................   6,100          817
  FNMA ........................  49,100        2,940
                                             -------
                                               3,757
                                             -------
FOOD & BEVERAGE -- 1.2%
  General Mills ...............  35,800        2,443
                                             -------
HOME APPLIANCES -- 1.0%
  Maytag ......................  38,900        1,962
                                             -------
INSURANCE -- 3.8%
  Cigna .......................  27,000        1,850
  Marsh & McLennan ............  37,600        3,292
  The Chubb Corporation .......  11,702          931
  UNUM ........................  25,000        1,389
                                             -------
                                               7,462
                                             -------
MACHINERY & HEAVY EQUIPMENT-- 0.5%
  Caterpillar .................  16,500          906
                                             -------

METALS & MINING -- 1.7%
  Aluminum Company of America .  25,700        1,783
  USX-U.S. Steel Group ........  43,800        1,571
                                             -------
                                               3,354
                                             -------


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA EQUITY INCOME FUND

MAY 31, 1998

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
NATURAL GAS -- 1.8%
  Consolidated Natural Gas ....  63,185      $ 3,574
                                             -------
OFFICE & BUSINESS EQUIPMENT-- 2.4%
  Pitney Bowes ................  53,300        2,505
  Xerox .......................  22,300        2,291
                                             -------
                                               4,796
                                             -------
OIL & GAS -- 13.5%
  Atlantic Richfield ..........  41,700        3,289
  Chevron .....................  61,000        4,872
  Exxon .......................  51,600        3,638
  Mobil .......................  55,700        4,345
  Royal Dutch Petroleum .......  68,500        3,840
  Texaco ......................  82,600        4,770
  Ultramar Diamond Shamrock ...  51,000        1,629
                                             -------
                                              26,383
                                             -------
PAPER & FOREST PRODUCTS -- 0.8%
  Weyerhaeuser ................  30,100        1,529
                                             -------
RAILROADS -- 0.8%
  Union Pacific ...............  32,600        1,577
                                             -------
REAL ESTATE -- 4.1%
  Arden Realty Group ..........  77,500        2,126
  Duke Realty Investments ..... 133,600        3,023
  Mack-Cali Realty ............  33,000        1,188
  Sun Communities .............  50,000        1,697
                                             -------
                                               8,034
                                             -------
RETAIL MERCHANDISING -- 4.1%
  Intimate Brands .............  59,700        1,713
  May Department Stores .......  42,400        2,727
  Penney, J.C. ................  49,700        3,569
                                             -------
                                               8,009
                                             -------
TELECOMMUNICATIONS -- 1.0%
  AT&T ........................  31,000        1,887
                                             -------
TOBACCO -- 2.1%
  Fortune Brands ..............  74,900        2,879
  UST .........................  42,200        1,124
                                             -------
                                               4,003
                                             -------

                                 NUMBER       VALUE
                                OF SHARES     (000)
                                ---------     -----

COMMON STOCK -- CONTINUED
UTILITIES-ELECTRIC -- 4.7%
  American Water Works ........  50,900      $ 1,495
  Consolidated Edison Company
   of New York ................  73,500        3,147
  Dominion Resources ..........  44,300        1,758
  Florida Progress ............  23,600          974
  Wisconsin Energy ............  62,200        1,835
                                             -------
                                               9,209
                                             -------
UTILITIES-GAS & ELECTRIC -- 0.7%
  LG&E Energy .................  51,800        1,376
                                             -------
UTILITIES-TELEPHONE -- 5.6%
  Ameritech ...................  75,700        3,213
  Bell Atlantic ...............  19,364        1,774
  BellSouth ...................  42,300        2,728
  GTE .........................  56,900        3,318
                                             -------
                                              11,033
                                             -------
WASTE COLLECTION & DISPOSAL -- 1.2%
  Browning-Ferris Industries ..  37,400        1,330
  Ogden .......................  34,300          980
                                             -------
                                               2,310
                                             -------
TOTAL COMMON STOCK
   (Cost $137,465) .....................     183,694
                                             -------
PREFERRED STOCK -- 2.6%
INSURANCE -- 1.0%
  American General Delaware ...  22,500        1,953
                                             -------
METALS & MINING -- 0.7%
  Cyprus AMAX Minerals ........  27,800        1,334
                                             -------
PAPER & FOREST PRODUCTS -- 0.9%
  International Paper .........  34,600        1,752
                                             -------
TOTAL PREFERRED STOCK
   (Cost $4,459) .....................         5,039
                                             -------
CASH EQUIVALENT -- 3.1%
  Fidelity Domestic Money
   Market Fund
   (Cost $5,965) ..............   5,965        5,965
                                             -------


                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA EQUITY INCOME FUND

MAY 31, 1998

                                              VALUE
                                              (000)
                                              -----

TOTAL INVESTMENTS -- 99.3%
   (Cost $147,889) ...................     $ 194,698
                                           =========
OTHER ASSETS AND LIABILITIES,
   NET-- 0.7% ........................         1,379
                                           ---------
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 11,062,059 outstanding
   shares of beneficial interest .....       143,952
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 122,810 outstanding shares of
   beneficial interest ...............         1,955
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 148 outstanding shares of
   beneficial interest ...............             1
  Undistributed net investment income            664
  Accumulated net realized gain
   on investments ....................         2,696
  Net unrealized appreciation
   on investments ....................        46,809
                                           ---------
TOTAL NET ASSETS-- 100.0%                  $ 196,077
                                           =========


                                              VALUE
                                              -----

Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class ...............        $17.53
                                           =========
Net Asset Value and
   Redemption Price Per
   Share -- Retail Class .............        $17.51
                                           =========
Maximum Offering Price
   Per Share -- Retail Class
   ($17.51 / 94.5%) ..................        $18.53
                                           =========
Net Asset Value and Offering
   Price Per Share-- Class B .........        $17.54
                                           =========

------------------------------------------------
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
                                              (000)
                                             -------
   GROSS APPRECIATION ...................    $48,193
   GROSS DEPRECIATION ...................     (1,384)
                                             -------
                                             $46,809
                                             =======

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA EQUITY INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  FOR THE YEAR ENDED MAY 31,                                 FOR THE PERIOD
                              -------------------------------------------------------------------------       ENDED MAY 31,
                                           1998                       1997                  1996                  1995
                              -----------------------------  --------------------  --------------------  ----------------------
                              INSTITUTIONAL RETAIL CLASS B6  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL3 RETAIL3
                              ------------- ------ --------  ------------- ------  ------------- ------  -------------- -------
Net asset value, beginning
     of period ..............    $  14.87   $ 14.86   $16.28    $  12.66    $12.65     $ 11.01    $11.01     $  10.00     $10.26
                                 --------   -------   ------    --------    ------     -------    ------     --------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)       0.27      0.26     0.46        0.30      0.31        0.34      0.33         0.34       0.26
  Net gain on securities
   (realized and unrealized)         3.44      3.41     0.86        2.73      2.68        1.79      1.77         0.94       0.75
                                 --------   -------   ------    --------    ------     -------    ------     --------     ------
     Total from investment
        operations ..........        3.71      3.67     1.32        3.03      2.99        2.13      2.10         1.28       1.01
                                 --------   -------   ------    --------    ------     -------    ------     --------     ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income ........       (0.32)    (0.29)   (0.06)      (0.31)    (0.27)      (0.34)    (0.32)       (0.27)     (0.26)
  Distributions from net realized
   capital gains ............       (0.73)    (0.73)   (0.00)      (0.51)    (0.51)      (0.14)    (0.14)       (0.00)     (0.00)
                                 --------   -------   ------    --------    ------     -------    ------     --------     ------
     Total distributions ....       (1.05)    (1.02)   (0.06)      (0.82)    (0.78)      (0.48)    (0.46)       (0.27)     (0.26)
                                 --------   -------   ------    --------    ------     -------    ------     --------     ------
Net asset value, end of period   $  17.53   $ 17.51   $17.54    $  14.87    $14.86     $ 12.66    $12.65     $  11.01     $11.01
                                 --------   -------   ------    --------    ------     -------    ------     --------     ------
TOTAL RETURN ................       25.69%    25.41%5  25.58%4,5   24.62%    24.33%5     19.72%    19.37%5      14.34%4    13.18%4,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
     (in 000's) .............    $193,923   $ 2,151   $   3     $127,130    $  410     $61,978    $  263     $ 36,194     $  125
  Ratio of expenses to
   average net assets .......        0.92%     1.17%   1.86%        1.01%     1.26%       1.06%1    1.31%2         99%1,4   1.41%2,4
  Ratio of net investment
   income to average
   net assets ...............        1.80%     1.62%   0.68%        2.44%     2.17%       3.02%1    2.75%2       3.87%1,4   3.45%2,4
  Portfolio turnover rate ...          18%       18%     18%          35%       35%         53%       53%          12%        12%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE YEAR ENDED MAY 31, 1996, WOULD HAVE BEEN 1.08% AND 3.00%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS, ADMINISTRATOR AND CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE PERIOD ENDED MAY 31, 1995, WOULD HAVE BEEN 1.21% AND 3.66%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE RETAIL CLASS FOR THE YEAR ENDED MAY 31, 1996, WOULD HAVE BEEN 1.32% AND 2.74%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS, ADMINISTRATOR, AND CUSTODIAN FOR THE RETAIL CLASS FOR THE PERIOD ENDED MAY 31, 1995, WOULD HAVE BEEN 1.45% AND 3.40%, RESPECTIVELY.
3 INSTITUTIONAL AND RETAIL CLASSES COMMENCED OPERATIONS ON JULY 1, 1994, AND AUGUST 22, 1994, RESPECTIVELY.
4   ANNUALIZED.
5   TOTAL RETURN EXCLUDES SALES CHARGE.
6   CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.



                             See Accompanying Notes

FINANCIAL STATEMENTS
ARMADA FUNDS EQUITY SERIES

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 1998

                                                        ARMADA           ARMADA          ARMADA           ARMADA
                                                     INTERNATIONAL      SMALL CAP       SMALL CAP         EQUITY
                                                     EQUITY FUND1     GROWTH FUND1     VALUE FUND       GROWTH FUND
                                                    ---------------  ---------------  -------------    -------------
INVESTMENT INCOME:
   Dividends ....................................     $  1,937          $   166        $  3,645         $  2,267
   Interest .....................................          196              176              34              811
   Less foreign taxes withheld ..................         (247)              --              (3)              (9)
                                                      --------          -------        --------         --------
   Total investment income ......................        1,886              342           3,676            3,069
                                                      --------          -------        --------         --------
EXPENSES:
   Investment Advisory fees .....................          621              226           1,989            2,396
   Administration fees ..........................           80               30             244              285
   12b-1 fees ...................................           29                7              97              116
   Transfer Agent fees ..........................           25               33              57               94
   Distribution fees ............................           21                8              61               44
   Custodian fees ...............................          172                6              38               45
   Professional fees ............................           21               11              31               41
   Printing and shareholder reports .............            2                1               8               14
   Registration and filing fees .................           47               25              34               43
   Trustees' fees ...............................            1                1               6                7
   Miscellaneous ................................            8               --              18               76
   Amortization of deferred organizational costs            --               --               4               --
   Fees waived by Administrator .................          (72)             (28)             --               --
   Fees waived by Investment Adviser ............          (51)             (18)             --               --
   Shareholder servicing fees-- Retail Class only           --               --              16               20
                                                      --------          -------        --------         --------
      Total expenses ............................          904              302           2,603            3,181
                                                      --------          -------        --------         --------
NET INVESTMENT INCOME/(LOSS) ....................          982               40           1,073             (112)
                                                      --------          -------        --------         --------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain/(loss) on investments sold .       (3,943)             833          49,850           71,356
   Net realized loss from foreign
      currency transactions .....................          (52)              --              --               --
   Net realized gain/(loss) from futures ........           --               --              84              269
   Net change in unrealized appreciation/
      (depreciation) on futures .................           --               --             (75)              --
   Net change in unrealized (depreciation) on
      foreign currency and translation of other
      assets and liabilities in foreign currencies         (22)              --              --               --
   Net change in unrealized appreciation/
      (depreciation) on investments .............       13,381            4,165          (9,288)           4,112
                                                      --------          -------        --------         --------
   Net gain on investments ......................        9,364            4,998          40,571           75,737
                                                      --------          -------        --------         --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................     $ 10,346          $ 5,038        $ 41,644         $ 75,625
                                                      ========          =======        ========         ========

1 FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.



                             See Accompanying Notes

FINANCIAL STATEMENTS
ARMADA FUNDS EQUITY SERIES

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 1998

                                                                      ARMADA            ARMADA            ARMADA
                                                                    TAX MANAGED          CORE             EQUITY
                                                                   EQUITY FUND2      EQUITY FUND1       INCOME FUND
                                                                  ---------------   ---------------   ---------------
INVESTMENT INCOME:
   Dividends ..................................................    $     281            $ 1,307          $  4,881
   Interest ...................................................           --                 28               120
   Less foreign taxes withheld ................................           --                 --              (12)
                                                                   ---------            -------          --------
      Total investment income .................................          281              1,335             4,989
                                                                   ---------            -------          --------
EXPENSES:
   Investment Advisory fees ...................................          174                673             1,237
   Administration fees ........................................           16                 87               160
   12b-1 fees .................................................           --                 32                59
   Transfer Agent fees ........................................            9                 33                70
   Distribution fees ..........................................           14                 23                36
   Custodian fees .............................................            5                 17                27
   Professional fees ..........................................            4                 26                28
   Printing and shareholder reports ...........................            1                  2                 9
   Registration and filing fees ...............................           17                 52                28
   Trustees' fees .............................................            1                  2                 3
   Miscellaneous ..............................................           --                 11                25
   Amortization of organization costs .........................           --                 --                 4
   Fees waived by Administrator ...............................           --                (89)               --
   Fees waived by Investment Adviser ..........................         (174)               (65)               --
   Shareholder servicing fees-- Retail Class only .............           --                 --                 2
                                                                   ---------            -------          --------
      Total expenses ..........................................           67                804             1,688
                                                                   ---------            -------          --------
NET INVESTMENT INCOME .........................................          214                531             3,301
                                                                   ---------            -------          --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments sold ......................           55              4,906             6,437
   Net change in unrealized appreciation (depreciation)
   on investments .............................................       (1,407)             8,557            25,959
                                                                   ---------            -------          --------
   Net gain on investments ....................................       (1,352)            13,463            32,396
                                                                   ---------            -------          --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................     $ (1,138)           $13,994           $35,697
                                                                   =========            =======          ========

1 FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
2 FUND COMMENCED OPERATIONS ON APRIL 9, 1998.


                             See Accompanying Notes

FINANCIAL STATEMENTS
ARMADA FUNDS EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS (000)

                                             INTERNATIONAL EQUITY FUND SMALL CAP GROWTH FUND         SMALL CAP VALUE FUND
                                                -------------------     -------------------  ------------------  ------------------
                                                   FOR THE PERIOD          FOR THE PERIOD       FOR THE YEAR        FOR THE YEAR
                                                ENDED MAY 31, 19981     ENDED MAY 31, 19981  ENDED MAY 31, 1998  ENDED MAY 31, 1997
                                                -------------------     -------------------  ------------------  ------------------
INVESTMENT ACTIVITIES:
Net investment income ......................        $    982                  $    40            $   1,073              $ 1,082
Net realized gain/(loss) on investments sold and
   foreign currency transactions ...........          (3,995)                     833               49,850               12,634
Net realized gain/(loss) from futures ......              --                       --                   84                  154
Net change in unrealized appreciation
   /(depreciation) on futures ..............              --                       --                  (75)                  75
Net unrealized appreciation/(depreciation) of
   investment securities and foreign
   currency transactions ...................          13,359                    4,165               (9,288)              17,865
                                                    --------                  -------             --------             --------
Net increase in net assets resulting
   from operations .........................          10,346                    5,038               41,644               31,810
                                                    --------                  -------             --------             --------
DISTRIBUTION TO SHAREHOLDERS:
   Net investment income:
   Institutional ...........................            (133)                     (44)              (1,145)                (803)
   Retail ..................................              --                       --                  (19)                 (16)
   Class B .................................              --                       --                   --                   --
   Realized Capital Gains
   Institutional ...........................              --                      (93)             (34,475)              (7,676)
   Retail ..................................              --                       --               (1,000)                (262)
   Class B .................................              --                       --                   --                   --
                                                    --------                  -------             --------             --------
Total Distributions ........................            (133)                    (137)             (36,639)              (8,757)
                                                    --------                  -------             --------             --------
Share transactions:
   Institutional
   Proceeds from shares issued .............         127,644                   51,438              108,947               83,858
   Reinvestment of cash distributions ......               3                       79               15,365                3,565
   Cost of shares redeemed .................          (1,906)                  (1,949)             (44,464)              (9,823)
                                                    --------                  -------             --------             --------
     Net institutional share transactions ..         125,741                   49,568               79,848               77,600
                                                    --------                  -------             --------             --------
   Retail
   Proceeds from shares issued .............             308                      364                6,063                  777
   Reinvestment of cash distributions ......              --                       --                  915                  252
   Cost of shares redeemed .................             (44)                     (26)              (1,135)              (1,438)
                                                    --------                  -------             --------             --------
     Net retail share transactions .........             264                      338                5,843                 (409)
                                                    --------                  -------             --------             --------
   Class B
   Proceeds from shares issued .............               2                       22                  544                   --
   Reinvestment of cash distributions ......              --                       --                   --                   --
   Cost of shares redeemed .................              (1)                     (21)                (490)                  --
                                                    --------                  -------             --------             --------
     Net Class B share transactions ........               1                        1                   54                   --
                                                    --------                  -------             --------             --------
Increase in net assets from share transactions       126,006                   49,907               85,745               77,191
                                                    --------                  -------             --------             --------
Total increase in net assets ...............         136,219                   54,808               90,750              100,244
                                                    --------                  -------             --------             --------
NET ASSETS:
Beginning of period ........................              --                       --              204,240              103,996
                                                    --------                  -------             --------             --------
End of period ..............................        $136,219                  $54,808             $294,990             $204,240
                                                    ========                  =======             ========             ========

1  FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.


                             See Accompanying Notes

FINANCIAL STATEMENTS
ARMADA FUNDS EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                EQUITY              TAX MANAGED      CORE               EQUITY
                                              GROWTH FUND           EQUITY FUND   EQUITY FUND         INCOME FUND
                                      ---------------------------  ------------- -------------  --------------------------
                                          FOR THE       FOR THE      FOR THE        FOR THE       FOR THE       FOR THE
                                         YEAR ENDED   YEAR ENDED   PERIOD ENDED  PERIOD ENDED    YEAR ENDED    YEAR ENDED
                                       MAY 31, 1998  MAY 31, 1997  MAY 31, 19982 MAY 31, 19981  MAY 31, 1998  MAY 31, 1997
                                      -------------  ------------  ------------- -------------  ------------  ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .......     $   (112)      $  1,039      $    214      $    531      $  3,301       $  2,177
Net realized gain on investments sold      71,356         47,980            55         4,906         6,437          4,439
Net investment gain on futures sold           269             --            --            --            --             --
Net unrealized appreciation of
   investment securities ...........        4,112         14,209        (1,407)        8,557        25,959         13,885
                                         --------       --------      --------      --------      --------       --------
Net increase in net assets resulting
   from operations .................       75,625         63,228        (1,138)       13,994        35,697         20,501
                                         --------       --------      --------      --------      --------       --------
DISTRIBUTION TO SHAREHOLDERS:
   Net investment income:
   Institutional ...................          (77)        (1,191)           --          (505)       (3,144)        (1,991)
   Retail ..........................           --            (21)           --            --           (14)            (6)
   Class B .........................           --             --            --            --            --             --
   Realized Capital Gains
   Institutional ...................      (32,643)       (45,654)           --            --        (7,211)        (3,267)
   Retail ..........................         (875)        (1,330)           --            --           (34)           (11)
   Class B .........................           --             --                          --            --             --
                                         --------       --------      --------      --------      --------       --------
Total Distributions ................      (33,595)       (48,196)           --          (505)      (10,403)        (5,275)
                                         --------       --------      --------      --------      --------       --------
Share transactions:
   Institutional
   Proceeds from shares issued .....      112,234        124,275         1,477       106,584        70,486         60,027
   Proceeds from Common Fund (note 6)          --             --       163,615            --            --             --
   Shares issued in reorganization .           --         47,518            --            --            --             --
   Reinvestment of cash distributions      15,580         15,464            --           503         5,680          2,708
   Cost of shares redeemed .........      (72,440)      (113,036)       (5,090)      (10,061)      (34,560)       (12,754)
                                         --------       --------      --------      --------      --------       --------
     Net institutional share transactions  55,374         74,221       160,002        97,026        41,606         49,981
                                         --------       --------      --------      --------      --------       --------
   Retail
   Proceeds from shares issued .....        4,854            770            10           399         1,955             96
   Reinvestment of cash distributions         816          1,216            --            --            34             17
   Cost of shares redeemed .........       (1,269)        (1,397)           --            (2)         (353)           (21)
                                         --------       --------      --------      --------      --------       --------
     Net retail share transactions .        4,401            589            10           397         1,636             92
                                         --------       --------      --------      --------      --------       --------
   Class B
   Proceeds from shares issued .....          308             --            88             2            45             --
   Reinvestment of cash distributions          --             --            --            --            --             --
   Cost of shares redeemed .........         (287)            --            --            --           (44)            --
                                         --------       --------      --------      --------      --------       --------
     Net Class B share transactions            21             --            88             2             1             --
                                         --------       --------      --------      --------      --------       --------
Increase in net assets from share
     transactions ..................       59,796         74,810       160,100        97,425        43,243         50,073
                                         --------       --------      --------      --------      --------       --------
   Contribution of capital from
     affiliate (note 3) ............          466             --            --            --            --             --
                                         --------       --------      --------      --------      --------       --------
Total increase in net assets .......      102,292         89,842       158,962       110,914        68,537         65,299
                                         --------       --------      --------      --------      --------       --------
NET ASSETS:
Beginning of period ................      262,525        172,683            --            --       127,540         62,241
                                         --------       --------      --------      --------      --------       --------
End of period ......................     $364,817       $262,525      $158,962      $110,914      $196,077       $127,540
                                         ========       ========      ========      ========      ========       ========

1  FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
2  FUND COMMENCED OPERATIONS ON APRIL 9, 1998.


                             See Accompanying Notes

FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS

1.  FUND ORGANIZATION
   Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series of twenty-three funds each of which is authorized to issue two classes of shares designated as Institutional and Retail Shares. Effective January 1, 1998 the Equity Growth, Equity Income, Small Cap Value, Small Cap Growth, Core Equity, International Equity, Intermediate Bond, Bond and Money Market Funds additionally began offering a third class of shares designated as B shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder serving fees and investment minimums. In addition, Retail shares are subject to a front-end sales charge, which may be reduced or waived under certain circumstances. B shares are sold with a contingent deferred sales charge which may be reduced or waived under certain circumstances.
   The Trust currently has four Series that consist of the following Funds:

Money Market Series
Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund;

Equity Series
International Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Equity Growth Fund, Tax Managed Equity Fund, Core Equity Fund, Equity Income Fund, Equity Index Fund and

Tax Exempt Series
Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, and National Tax Exempt Fund;

Income Series
Total Return Advantage Fund, Intermediate Bond Fund, Enhanced Income Fund, GNMA Fund, Bond Fund, Balanced Allocation Fund and Real Return Advantage Fund.

   As of the date of this report, the Equity Index, Balanced Allocation and Real Return Advantage Funds had not commenced operations.
   Effective November 19, 1997, the name of the Armada Mid Cap Regional Fund was changed to the Armada Small Cap Value Fund.
   The International Equity, Small Cap Growth and Core Equity Funds each commenced operations on August 1, 1997. Accordingly, the Statements of Operations, Changes in Net Assets and Financial Highlights for each of the Funds is presented as of May 31, 1998, and for the period then ended.
   FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor").
   As part of the Reorganization, on September 9, 1996, the Inventor Equity Growth Fund transferred all of its assets and liabilities with an approximate value of $47,517,535 (including $3,942,382 of net unrealized gain on investments) in exchange for shares of the former Armada Equity Fund. The Reorganization was executed as a tax-free reorganization in accordance with
Section 368(a)(1)(C) of the Internal Revenue Code of 1986 as amended (the "Internal Revenue Code").

NOTES TO FINANCIAL STATEMENTS

2.  SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Core Equity, Equity Income and Tax Managed Equity Funds (the "Funds") in preparation of their financial statements.
   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   PORTFOLIO VALUATION: Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities and other assets for which no quotations are readily available are valued at their fair value under procedures approved by the Board of Trustees. Short-term investments having maturities of 60 days or less are generally valued on the basis of amortized cost.
   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among the Funds based on relative net assets.
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Equity Growth, Core Equity, Equity Income and Tax Managed Equity Funds are declared and paid quarterly; dividends from the net investment income of the International Equity, Small Cap Growth and Small Cap Value Funds are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, interest income, and discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.
   FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately. At May 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The International Equity Fund had capital loss carryforwards at May 31, 1998 of $1,196,117 expiring in 2007. It is the intention of the International Equity Fund to pass through foreign tax credits of $247,000.
   ORGANIZATIONAL COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses incurred through June 30, 1998, are being amortized on a straight-line basis over a period of five years from the date of commencement of operations. In accordance with AICPA Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," any organization expenses incurred subsequent to June 30, 1998, will be expensed as incurred.
   FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency mar-

NOTES TO FINANCIAL STATEMENTS

ket values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.
   FORWARD FOREIGN CURRENCY CONTRACTS: The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are extinguished.
   FUTURES CONTRACTS: During the period, the Equity Growth Fund bought and sold financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market or to maintain liquidity. When investing in futures contracts, the Fund bears the market risk that arises from changes in the value of these financial instruments. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.
   REPURCHASE AGREEMENTS: Repurchase agreements are considered loans under the 1940 Act. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

3. INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS Fees paid by the Trust pursuant to the Advisory Agreements with National City
Bank and National Asset Management Corporation, (collectively, the "Adviser" or "Advisers"), wholly-owned subsidiaries of National City Corporation, are payable monthly based on the annual rate of .75% of each Fund's average daily net assets. The Advisers may from time to time waive their fees payable by the Funds. For the year ended May 31, 1998, the Advisers have earned and waived the following fees:
                                     EARNED     WAIVED
                                      (000)      (000)
                                   ----------   -------
International Equity Fund........    $621        $51
Small Cap Growth Fund............     226         18
Small Cap Value Fund.............   1,989         --
Equity Growth Fund...............   2,396         --
Tax Managed Equity Fund..........     174        174
Core Equity Fund.................     673         65
Equity Income Fund...............   1,237         --

   At May 31, 1998, advisory fees accrued and unpaid amounted to:

                                                 (000)
                                                -------
International Equity Fund...................    $165
Small Cap Growth Fund......................       34
Small Cap Value Fund........................     191
Equity Growth Fund..........................     235
Tax Managed Equity Fund.....................      --
Core Equity Fund............................      73
Equity Income Fund..........................     125

NOTES TO FINANCIAL STATEMENTS

   During the fiscal year ended May 31, 1998, the Adviser contributed $466,000 to the Equity Growth Fund to offset the Fund's realized loss incurred on the sale of a Standard & Poor's Depository Receipt, "SPDR".
   Wellington Management Company, LLP (the "Sub Adviser") serves as the investment sub-adviser to the Small Cap Growth Fund and is entitled to earn a fee pursuant to such agreement. No such fees are paid to the Sub-Adviser directly from the Trust.
   The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Retail and Class B shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail or B shares in consideration for the payment of up to .25% on an annualized basis of the net asset value of the Retail or B shares of the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Tax Managed Equity, Core Equity and Equity Income Funds. For the year ended May 31, 1998, fees paid under the Services Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, amounted to:
                                                 (000)
                                                -------
International Equity Fund....................       --
Small Cap Growth Fund........................       --
Small Cap Value Fund.........................      $16
Equity Growth Fund...........................       20
Core Equity Fund.............................       --
Equity Income Fund...........................        2
Tax Managed Equity Fund......................       --

   National City Bank serves as the Funds' Custodian. For the year ended May 31, 1998, National City Bank has earned custodian fees as follows:

                                                 (000)
                                                -------
International Equity Fund....................     $172
Small Cap Growth Fund........................        6
Small Cap Value Fund.........................       38
Equity Growth Fund...........................       45
Core Equity Fund.............................       17
Equity Income Fund...........................       27
Tax Managed Equity Fund......................        5

   The Trust and SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor") are parties to a distribution agreement dated May 1, 1998. The Distributor receives no fees for its distribution services under this agreement.
   Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who s an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.
   Expenses for the year ended May 31, 1998, include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.
   The Trust and SEI Fund Resources (the "Administrator") are parties to an Administration Agreement dated May 1, 1998, under which the Administrator provides administrative services for an annual fee of .07% of the aggregate average daily net assets of the Portfolios up to the first eighteen billion and
 .06% of the aggregate average daily net assets of the Portfolios over eighteen billion. Prior to May 2, 1998 PFPC Inc. ("PFPC") served as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund paid PFPC an asset-based fee plus reimbursement of reasonable out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS



4.  PURCHASES AND SALES OF SECURITIES
   During the year ended May 31, 1998, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                PURCHASES       SALES
                               ----------   -------------
International Equity Fund.....$157,967,484  $ 36,243,654
Small Cap Growth Fund.........  52,822,515     9,547,401
Small Cap Value Fund.......... 278,605,911   228,024,472
Equity Growth Fund...........  806,787,785   778,096,177
Tax Managed Equity Fund.......          --     2,863,183
Core Equity Fund.............. 150,667,875    53,770,446
Equity Income Fund............  62,079,889    28,020,903

   There were no purchases or sales of U.S. Government securities during the period for any of the Funds.

5.  SHARES OF BENEFICIAL INTEREST
   The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized below for the Funds.

                                                                    FOR THE PERIOD ENDED MAY 31, 1998 (000)
                                                      -------------------------------------------------------------
                                                      INSTITUTIONAL CLASS      RETAIL CLASS             CLASS B
                                                      --------------------    ----------------      ---------------
                                                       SHARES      VALUE      SHARES    VALUE       SHARES   VALUE
                                                       ------    --------     ------    ------      ------   ------
INTERNATIONAL EQUITY FUND*
Shares sold .........................................  12,708    $127,644         30    $  308         --    $    2
Shares reinvested ...................................      --           3         --       --          --        --
Shares repurchased ..................................    (185)     (1,906)        (4)      (44)        --        (1)
                                                       ------    --------       ----    ------       ----    ------
Net increase ........................................  12,523    $125,741         26    $  264         --    $    1
                                                       ======    ========       ====    ======       ====    ======
SMALL CAP GROWTH FUND*
Shares sold .........................................   4,822    $ 51,438         30    $  364          2    $   22
Shares reinvested ...................................       8          79         --        --         --        --
Shares repurchased ..................................    (170)     (1,949)        (2)      (26)        (2)      (21)
                                                       ------    --------       ----    ------       ----    ------
Net increase ........................................   4,660    $ 49,568         28    $  338         --    $    1
                                                       ======    ========       ====    ======       ====    ======

SMALL CAP VALUE FUND
Shares sold .........................................   6,633    $108,947        367    $6,063         35    $  544
Shares reinvested ...................................   1,006      15,365         61       915         --        --
Shares repurchased ..................................  (2,710)    (44,464)       (71)   (1,135)       (31)     (490)
                                                       ------    --------       ----    ------       ----    ------
Net increase ........................................   4,929    $ 79,848        357    $5,843          4    $   54
                                                       ======    ========       ====    ======       ====    ======

--------------
*FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.

NOTES TO FINANCIAL STATEMENTS

                                                                    FOR THE PERIOD ENDED MAY 31, 1998 (000)
                                                      -------------------------------------------------------------
                                                      INSTITUTIONAL CLASS      RETAIL CLASS             CLASS B
                                                      --------------------    ----------------      ---------------
                                                       SHARES      VALUE      SHARES    VALUE       SHARES   VALUE
                                                       ------    --------     ------    ------      ------   ------
EQUITY GROWTH FUND
Shares sold .......................................     5,311    $112,234        225    $4,854         14    $  308
Shares reinvested .................................       839      15,580         44       816         --        --
Shares repurchased ................................    (3,367)    (72,440)       (60)   (1,269)       (13)     (287)
                                                       ------    --------       ----    ------       ----    ------
Net increase ......................................     2,783    $ 55,374        209    $4,401          1    $   21
                                                       ======    ========       ====    ======       ====    ======
TAX MANAGED EQUITY FUND**
Shares sold .......................................       145    $  1,477          1    $   10          9    $   88
Shares sold from Common Fund (note 6) .............    16,361     163,615         --        --         --        --
Shares reinvested .................................        --          --         --        --         --        --
Shares repurchased ................................      (507)     (5,090)        --        --         --        --
                                                       ------    --------       ----    ------       ----    ------
Net increase ......................................    15,999    $160,002          1    $   10          9    $   88
                                                       ======    ========       ====    ======       ====    ======

CORE EQUITY FUND*
Shares sold .......................................    10,639    $106,584         36    $  399         --    $    2
Shares reinvested .................................        49         503         --        --         --        --
Shares repurchased ................................      (952)    (10,061)        --        (2)        --        --
                                                       ------    --------       ----    ------       ----    ------
Net increase ......................................     9,736    $ 97,026         36    $  397         --    $    2
                                                       ======    ========       ====    ======       ====    ======
EQUITY INCOME FUND
Shares sold .......................................     4,192    $ 70,486        114    $1,955          3    $   45
Shares reinvested .................................       353       5,680          2        34         --        --
Shares repurchased ................................    (2,031)    (34,560)       (21)     (353)        (3)      (44)
                                                       ------    --------       ----    ------       ----    ------
Net increase ......................................     2,514    $ 41,606         95    $1,636         --    $    1
                                                       ======    ========       ====    ======       ====    ======

----------------
*  FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
** FUND COMMENCED OPERATIONS ON APRIL 9, 1998.

NOTES TO FINANCIAL STATEMENTS

                                                                    FOR THE PERIOD ENDED MAY 31, 1997 (000)
                                                        -------------------------------------------------------------
                                                         INSTITUTIONAL CLASS                      RETAIL CLASS
                                                        -------------------------           -------------------------
                                                         SHARES           VALUE             SHARES            VALUE
                                                        --------      -----------           ------          ---------
SMALL CAP VALUE FUND
Shares sold ...........................................    6,042       $   83,858               58          $    777
Shares reinvested .....................................      262            3,565               18               252
Shares repurchased ....................................     (725)          (9,823)            (110)           (1,438)
                                                        --------       ----------           ------          --------
Net increase (decrease) ...............................    5,579       $   77,600              (34)         $   (409)
                                                        --------       ----------           ------          --------
EQUITY GROWTH FUND
Shares sold ...........................................    7,181       $  124,275               42          $    770
Shares issued in Reorganization .......................    2,631           47,518               --                --
Shares reinvested .....................................      944           15,464               74             1,216
Shares repurchased ....................................   (6,283)        (113,036)             (78)           (1,397)
                                                        --------       ----------           ------          --------
Net increase ..........................................    4,473       $   74,221               38          $    589
                                                        --------       ----------           ------          --------
EQUITY INCOME FUND
Shares sold ...........................................    4,394       $   60,027                7          $     96
Shares reinvested .....................................      200            2,708                1                17
Shares repurchased ....................................     (941)         (12,754)              (1)              (21)
                                                        --------       ----------           ------          --------
Net increase ..........................................    3,653       $   49,981                7          $     92
                                                        --------       ----------           ------          --------

6. COMMON TRUST FUND CONVERSION
On April 9, 1998, a predecessor common fund was converted into the Tax Managed Equity Fund. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. At the time of conversion, 16,361,494 of Institutional Class shares of the Tax Managed Equity Fund were issued. The net assets of the Common Fund immediately before the conversion were $163,614,941 which included unrealized appreciation of $129,709,103.

7.  SUBSEQUENT EVENT
   A special meeting of shareholders of the International Equity, Small Cap Value and Small Cap Growth Funds is scheduled to be held on or about August 13, 1998, in order to approve a new Investment Advisory Agreement. The new Advisory Agreement provides for an increase in compensation payable for investment advisory services and enhanced flexibility to negotiate portfolio brokerage commissions.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Armada Funds

We have audited the accompanying statements of net assets of the Armada International Equity Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Equity Growth Fund, Armada Tax Managed Equity Fund, Armada Core Equity Fund, and Armada Equity Income Fund (the "Funds") as of May 31, 1998, and the related statements of operations, changes in net assets and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian, as of May 31, 1998, and confirmation of securities not held by the custodian, by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at May 31, 1998, and the results of their operations, changes in their net assets, and financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.


                                                         /s/ [signature omitted]
                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
July 20, 1998

RESULTS OF PROXY VOTING (UNAUDITED)

JUNE 29, 1998 SHAREHOLDER MEETING
   A special meeting of the Shareholders of the Enhanced Income, Total Return Advantage and Core Equity Funds was held on June 29, 1998. Shareholders approved the following proposals:
PROPOSAL 1.
   To approve an interim advisory agreement between the Trust and NAM.
   At least 83.11% of shareholders in each Fund voted to approve the proposal. No more than .16% in each Fund voted against the proposal.
PROPOSAL 2.
   To approve a new advisory agreement between the Trust and National City.
   At least 83.11% of shareholders in each Fund voted to approve the proposal. No more than .16% in each Fund voted against the proposal.
PROPOSAL 3.
   To approve a new sub-advisory agreement between National City and NAM for the Total Return Advantage and Core Equity Funds.
   At least 83.11% of shareholders in each Fund voted to approve the proposal. No more than .16% in each Fund voted against the proposal.

                                     NOTES

ARMADA FUNDS

BOARD OF TRUSTEES


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.

LEIGH CARTER
 Retired President and Chief Operating
      Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
 President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.

 ROBERT J. FARLING
 Retired Chairman, President and
     Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
 Professor of Finance and Dean
     Carol Martin Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
 Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:
WVIZ Educational Television

J. WILLIAM PULLEN
 President and Chief Executive Officer,
     Whayne Supply Company

                                 ---------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                  CLEVELAND, OH
                                 PERMIT NO. 1535
                                 ---------------

[Armada Funds Logo Omitted]

Oaks, Pennsylvania 19456
Marlborough, Massachusetts  01752


INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

National Asset Management
Corporation
101 South Fifth Street
Louisville, KY 40202

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114




AF-800 (7/98)